                                                                 Exhibit 10.4(A)

                      BANK OF AMERICA, NATIONAL ASSOCIATION

                                      OWNER

                                       AND

                             WELLS FARGO BANK, N.A.

                                    SERVICER

                               SERVICING AGREEMENT

                            DATED AS OF JULY 1, 2006

                   MORTGAGE LOANS SUBJECT TO A RECONSTITUTION

                                       i

            Section 9.01     Removal of Mortgage Loans from Inclusion Under this Agreement Upon a

                                       ii

                                    EXHIBITS

        Exhibit A                  Reserved
        Exhibit B                  Form of Assignment and Assumption
        Exhibit C                  Reserved
        Exhibit D                  Servicing System Guidelines and Requirements
        Exhibit E                  Form of Custodial Account Certification
        Exhibit F                  Form of Escrow Account Certification
        Exhibit G                  Form of Power of Attorney
        Exhibit H                  Servicing Criteria
        Exhibit I                  Sarbanes Certification

                                      iii

         This is a Servicing Agreement for fixed-rate and adjustable-rate residential first and second lien mortgage loans, dated and effective as of July
1, 2006, and is executed between Bank of America, National Association, as owner
(the "Owner"), and Wells Fargo Bank, N.A., as servicer (the "Servicer").

                               W I T N E S S E T H
                               - - - - - - - - - -

         WHEREAS, the Owner owns certain fixed-rate and adjustable-rate mortgage loans purchased, from time to time, by the Owner on a servicing released basis
(the "Mortgage Loans");

         WHEREAS, the Owner desires to have the Servicer continue to service the
Mortgage Loans following reconstitution of the Mortgage Loans and the Servicer desires to service and administer the Mortgage Loans at such time;

         WHEREAS, the Owner has sold, from time to time, and the Servicer has purchased, from time to time, the servicing rights related to the Mortgage Loans pursuant to that certain Flow Servicing Rights Purchase and Sale Agreement dated as of July 1, 2006 between the Owner and the Servicer;

         WHEREAS, since the date the related servicing rights were transferred, the Servicer has serviced the Mortgage Loans for the Owner pursuant to that certain Warehousing Servicing Agreement, dated July 1, 2006, by and between the
Servicer and the Owner;

         WHEREAS, the parties desire to set forth the terms and conditions as to the servicing of the Mortgage Loans in which Servicer owns the servicing rights following the date of a reconstitution;

         NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Owner and the Servicer agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

         Whenever used herein, the following words and phrases, unless the content otherwise requires, shall have the following meanings:

         Accepted Servicing Practices: With respect to any Mortgage Loan, procedures (including collection procedures) that comply with applicable federal, state and local law, and that the Servicer customarily employs and exercises in servicing and administering mortgage loans for its own account, the terms of the related Mortgage and Mortgage Note and accepted mortgage servicing practices of prudent mortgage lending institutions which service mortgage loans of the same type as the Mortgage Loans in the jurisdiction where the related
Mortgaged Property is located.

         Adjustable Rate Mortgage Loan: A Mortgage Loan that contains a provision pursuant to which the Mortgage Interest Rate is adjusted periodically.

         Adjustment Date: As to each Adjustable Rate Mortgage Loan, the date on which the Mortgage Interest Rate is adjusted in accordance with the terms of the related Mortgage Note and Mortgage.

         Agency/Agencies: Fannie Mae, Freddie Mac or GNMA, or any of them as applicable.

         Agency Sale: Any sale or transfer of some or all of the Mortgage Loans by the Owner to an Agency which sale or transfer is not a Securitization
Transaction or Whole Loan Transfer.

         Agreement: This Servicing Agreement and all exhibits and amendments hereof and supplements hereto.

         Assignment of Mortgage: An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the ownership of the Mortgage to the Owner, or if the related Mortgage has been recorded in the name of MERS or its designee, such actions as are necessary to cause the Owner to be shown as the owner of the related Mortgage on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS, including assignment of the MIN
Number which will appear either on the Mortgage or the Assignment of Mortgage to
MERS.

         Assignment of Mortgage Note and Pledge Agreement: With respect to a
Cooperative Loan, an assignment of the Mortgage Note and Pledge Agreement.

         Assignment of Proprietary Lease: With respect to a Cooperative Loan, an assignment of the Proprietary Lease sufficient under the laws of the jurisdiction wherein the related Cooperative Apartment is located to effect the assignment of such Proprietary Lease.

         Business Day: Any day other than (i) a Saturday or Sunday, or (ii) a day on which banking and savings and loan institutions in the states where the parties are located are authorized or obligated by law or executive order to be closed.

         Buydown Agreement: An agreement between the originator of a Mortgage
Loan and a Mortgagor, or an agreement among the originator, a Mortgagor and a seller of a Mortgaged Property or a third party with respect to a Mortgage Loan which provides for the application of Buydown Funds.

         Buydown Funds: In respect of any Buydown Mortgage Loan, any amount contributed by the seller of a Mortgaged Property subject to a Buydown Mortgage
Loan, the buyer of such property, or any other source, plus interest earned thereon, in order to enable the Mortgagor to reduce the payments required to be made from the Mortgagor's funds in the early years of a Mortgage Loan.

         Buydown Mortgage Loan: Any Mortgage Loan in respect of which, pursuant to a Buydown Agreement, (i) the Mortgagor pays less than the full monthly payments specified in the

Mortgage Note for a specified period, and (ii) the difference between the payments required under such Buydown Agreement and the Mortgage Note is provided from Buydown Funds.

         Buydown Period: The period of time when a Buydown Agreement is in effect with respect to a related Buydown Mortgage Loan.

         Code: The Internal Revenue Code of 1986, as it may be amended from time to time or any successor statute thereto, and applicable U.S. Department of the
Treasury regulations issued pursuant thereto.

         Commission:  The United States Securities and Exchange Commission.

         Commitment Letter: The commitment by Servicer to purchase the Servicing
Rights from Owner, pursuant to the Purchase Agreement.

         Condemnation Proceeds: All awards or settlements in respect of a
Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan Documents.

         Cooperative: The entity that holds title (fee or an acceptable leasehold estate) to all of the real property that the Project comprises, including the land, separate dwelling units and all common areas.

         Cooperative Apartment: The specific dwelling unit relating to a
Cooperative Loan.

         Cooperative Loan: A Mortgage Loan that is secured by Cooperative Shares and a Proprietary Lease granting exclusive rights to occupy the related
Cooperative Apartment.

         Cooperative Shares: The shares of stock issued by a Cooperative, owned by the Mortgagor, and allocated to a Cooperative Apartment.

         Custodial Account: The separate account or accounts created and maintained pursuant to Section 4.04.

         Custodial Agreement: The agreement governing the retention of the originals of each Mortgage Note, Mortgage, Assignment of Mortgage and other
Mortgage Loan Documents.

         Custodian: The custodian under the Custodial Agreement, or its successor in interest or assigns, or any successor to the Custodian under the
Custodial Agreement as provided therein.

         Cut-off Date: With respect to the transfer of servicing by the Owner to the Servicer for any group of Mortgage Loans, the date so specified in the related Recon Acknowledgement Agreement.

         Depositor: The depositor, as such term is defined in Regulation AB, with respect to any Securitization Transaction.

         Determination Date: The Business Day immediately preceding the related
Remittance Date.

         Due Date: The first day of the month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.

         Due Period: With respect to each Remittance Date, the period commencing on the second day of the month preceding the month of such Remittance Date and ending on the first day of the month of such Remittance Date.

         Errors and Omissions Insurance Policy: An errors and omissions insurance policy to be maintained by the Servicer pursuant to Section 4.12.

         Escrow Account: The separate account or accounts created and maintained pursuant to Section 4.06.

         Escrow Payments: With respect to any Mortgage Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, mortgage insurance premiums, fire and hazard insurance premiums, condominium charges, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage or any other related document.

         Event of Default: Any one of the conditions or circumstances enumerated in Section 10.01.

         Exchange Act:  The Securities Exchange Act of 1934, as amended.

         Fannie Mae: The entity formerly known as Federal National Mortgage
Association (FNMA), or any successor thereto.

         FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

         Fidelity Bond: A fidelity bond to be maintained by the Servicer pursuant to Section 4.12.

         First Remittance Date: With respect to each Mortgage Loan, the 18th day
(or if such day is not a Business Day, the immediately preceding Business Day)
of the month following the month in which the related Final Transfer Date occurs, or such other day of the month as may be specified in the related Recon
Acknowledgement Agreement.

         Freddie Mac: The entity also known as the Federal Home Loan Mortgage
Corporation (FHLMC), or any successor thereto.

         Initial Transfer Date: Each date, set forth on the Transfer
Acknowledgement Agreement, on which Servicing Rights are transferred to the
Servicer under that certain Flow Servicing Rights Purchase and Sale Agreement dated as of July 1, 2006 between the Owner and the Servicer.

         Insurance Proceeds: With respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property, including LPMI Proceeds, if applicable.

         Liquidation Proceeds: Cash received in connection with the liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of such
Mortgage Loan, trustee's sale, foreclosure sale or otherwise, or the sale of the related Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage Loan.

         Loan-to-Value Ratio or LTV: With respect to any Mortgage Loan, the ratio of the original loan amount of the Mortgage Loan at its origination
(unless otherwise indicated) to the Appraised Value of the Mortgaged Property.

         LPMI Policy: A policy of primary mortgage guaranty insurance issued by a Qualified Insurer pursuant to which the related premium is to be paid by the servicer of the related Mortgage Loan from payments of interest made by the Mortgagor.

         LPMI Proceeds: Proceeds of any LPMI Policy.

         Master Servicer: With respect to any Securitization Transaction, the
"master servicer," if any, identified in the related transaction documents.

         MERS: Mortgage Electronic Registration Systems, Inc., a Delaware
corporation, or any successor in interest thereto.

         MERS Mortgage Loan: Any Mortgage Loan as to which the related Mortgage or Assignment of Mortgage has been registered with MERS on the MERS System

         MERS System: The system of recording transfers of mortgages electronically maintained by MERS.

         MIN: The Mortgage Identification Number used to identify mortgage loans registered under MERS.

         Monthly Advance: The portion of each Monthly Payment that is delinquent with respect to each Mortgage Loan at the close of business on the Determination
Date required to be advanced by the Servicer pursuant to Section 5.03 on the
Business Day immediately preceding the Remittance Date of the related month.

         Monthly Payment: The scheduled monthly payment of principal and interest or, with respect to an interest only Mortgage Loan, payments of (i)
interest, or (ii) principal and interest, if applicable, on a Mortgage Loan.

         Mortgage: The mortgage, deed of trust or other instrument securing a
Mortgage Note, which creates a first lien on an unsubordinated estate in fee simple in real property securing the Mortgage Note or the Pledge Agreement securing the Mortgage Note for a Cooperative Loan.

         Mortgage File: The Mortgage Loan Documents, and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

         Mortgage Impairment Insurance Policy: A mortgage impairment or blanket hazard insurance policy as described in Section 4.11.

         Mortgage Interest Rate: The annual rate of interest borne on a Mortgage
Note in accordance with the provisions of the Mortgage Note.

         Mortgage Loan: An individual mortgage loan or a Cooperative Loan which is the subject of this Agreement, each Mortgage Loan or a Cooperative Loan originally sold and subject to this Agreement being identified on the Mortgage
Loan Schedule, which Mortgage Loan or a Cooperative Loan includes without limitation the Servicing File, the Monthly Payments, Principal Prepayments,
Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition
Proceeds and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan or a Cooperative Loan.

         Mortgage Loan Documents: With respect to a Mortgage Loan, the original related Mortgage Note with applicable addenda and riders, the original related
Mortgage and the originals of any required addenda and riders, the original related Assignment of Mortgage and any original intervening related Assignments of Mortgage, the original related title insurance policy and evidence of the related PMI Policy.

         Mortgage Loan Remittance Rate: With respect to each Mortgage Loan, the annual rate of interest remitted to the Owner, which shall be equal to the related Mortgage Interest Rate minus the Servicing Fee Rate and minus any lender paid PMI Policy premiums, if applicable.

         Mortgage Loan Schedule: A schedule of Mortgage Loans subject to this
Agreement, annexed to each Recon Acknowledgement Agreement.

         Mortgage Note: The note or other evidence of the indebtedness of a
Mortgagor secured by a Mortgage.

         Mortgaged Property: The real property securing repayment of the debt evidenced by a Mortgage Note, or with respect to a Cooperative Loan, the
Cooperative Apartment.

         Mortgagor:  The obligor on a Mortgage Note.

         OCC:  The Office of the Comptroller of the Currency.

         Officer's Certificate: A certificate signed by the Chairman of the
Board or the Vice Chairman of the Board or the President or a Vice President or
an Assistant Vice President and certified by the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Servicer, and
delivered to the Owner as required by this Agreement.

         Opinion of Counsel: A written opinion of counsel, who may be an employee of the Servicer, reasonably acceptable to the Owner.

         Owner: Bank of America, National Association or its successor in interest or any successor to the Owner under this Agreement as herein provided.

         Person: Any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof.

         Pledge Agreement: With respect to a Cooperative Loan, the specific agreement creating a first lien on and pledge of the Cooperative Shares and the appurtenant Proprietary Lease.

         Pledge Instruments: With respect to a Cooperative Loan, the Stock
Power, the Assignment of the Proprietary Lease and the Assignment of the
Mortgage Note and Pledge Agreement.

         PMI Policy: A policy of primary mortgage guaranty insurance evidenced by an electronic form and certificate number issued by a Qualified Insurer, as required by this Agreement with respect to certain Mortgage Loans.

         Prepayment Interest Shortfall: As to any Remittance Date and each
Mortgage Loan subject to a Principal Prepayment received during the Principal
Prepayment Period preceding such Remittance Date, the amount, if any, by which one month's interest at the related Mortgage Loan Remittance Rate on such
Principal Prepayment exceeds the amount of interest paid in connection with such
Principal Prepayment.

         Prepayment Penalty: Payments calculated pursuant to the Mortgage Note and due pursuant to the terms of the Mortgage Loan Documents as the result of a
Principal Prepayment of the Mortgage Loan, not otherwise due thereon in respect of principal or interest.

         Prime Rate: The prime rate announced to be in effect from time to time, as published as the average rate in The Wall Street Journal.

         Principal Prepayment: Any payment or other recovery of principal on a
Mortgage Loan which is received in advance of its scheduled Due Date.

         Principal Prepayment Period: As to any Remittance Date, the period commencing on the 14th day of the month preceding the month in which that
Remittance Date occurs and ending on the 13th day of the month in which such
Remittance Date occurs or as otherwise set forth on the related Recon
Acknowledgement agreement.

         Project: With respect to a Cooperative Loan, all real property owned by the related Cooperative including the land, separate dwelling units and all common areas.

         Proprietary Lease: With respect to a Cooperative Loan, a lease on a
Cooperative Apartment evidencing the possessory interest of the Mortgagor in such Cooperative Apartment.

         Purchase Agreement: The Flow Servicing Rights Purchase and Sale
Agreement dated as of July 1, 2006 between the Owner and the Servicer;

         Qualified Depository: A deposit account or accounts maintained with a federal or state chartered depository institution the deposits in which are insured by the FDIC to the applicable limits and the short-term unsecured debt obligations of which (or, in the case of a depository institution that is a subsidiary of a holding company, the short-term unsecured debt obligations of such holding company) are rated A-1 by Standard & Poor's Ratings Services or
Prime-1 by Moody's Investors Service, Inc. (or a comparable rating if another rating agency is specified by the Owner by written notice to the Servicer) at the time any deposits are held on deposit therein.

         Qualified Insurer: A mortgage guaranty insurance company duly authorized and licensed where required by law to transact mortgage guaranty insurance business and approved as an insurer by Fannie Mae or Freddie Mac.

         Recon Acknowledgement Agreement: The Acknowledgement Agreement between the Owner and the Servicer as provided for in Exhibit B-1 of that certain Flow
Servicing Rights Purchase and Sale Agreement dated as of July 1, 2006 between the Owner and the Servicer.

         Reconstitution: Any Securitization Transaction or Whole Loan Transfer.

         Reconstitution Agreement: The agreement or agreements entered into by the Servicer and the Owner and/or certain third parties on the Reconstitution
Date or Dates with respect to any or all of the Mortgage Loans serviced hereunder, in connection with a Whole Loan Transfer or Securitization
Transaction.

         Reconstitution Date: The date on which any or all of the Mortgage Loans serviced under this Agreement may be removed from this Agreement and reconstituted as part of an Agency Sale, Securitization Transaction or Whole
Loan Transfer pursuant to Section 9.01 hereof. The Reconstitution Date shall be such date which the Owner shall designate. On such date, the Mortgage Loans transferred may cease to be covered by this Agreement and the Servicer's servicing responsibilities may cease under this Agreement with respect to the related transferred Mortgage Loans.

         Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation
AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities
Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the
staff of the Commission, or as may be provided by the Commission or its staff from time to time.

         REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

         REMIC Provisions: Provisions of the federal income tax law relating to a REMIC, which appear at Section 860A through 860G of Subchapter M of Chapter 1,
Subtitle A of the Code, and related provisions, regulations, rulings or pronouncements promulgated thereunder, as the foregoing may be in effect from time to time.

         Remittance Date: The 18th day (or if such 18th day is not a Business
Day, the first Business Day immediately preceding the 18th day) of any month.

         REO Disposition: The final sale by the Servicer of any REO Property.

         REO Disposition Fee: The REO Disposition fee shall be the greater of one percent (1%) of the gross sales price of the REO Property or $1,500.00 per
REO Property.

         REO Disposition Proceeds: All amounts received with respect to an REO
Disposition pursuant to Section 4.16.

         REO Property: A Mortgaged Property acquired by the Servicer on behalf of the Owner through foreclosure or by deed in lieu of foreclosure, as described in Section 4.16.

         Sale Date: Each date on which the Servicer acquires the right, title and interest in and to the Servicing Rights attendant to Mortgage Loans.

         Sarbanes Certifying Party: A Person who files a Sarbanes-Oxley certification directly with the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002.

         Securities Act of 1933 or the 1933 Act: The Securities Act of 1933, as
amended.

         Securitization Transaction: Any transaction involving either (a) a sale or other transfer of some or all of the Mortgage Loans directly or indirectly to an issuing entity in connection with an issuance of publicly offered or privately placed, rated or unrated mortgage-backed securities or (b) an issuance of publicly offered or privately placed, rated or unrated securities, the payments on which are determined primarily by reference to one or more portfolios of residential mortgage loans consisting, in whole or in part, of some or all of the Mortgage Loans.

         Seller:  Each person who sold Mortgage Loans to the Owner

         Servicer: Wells Fargo Bank, N.A., or its successor in interest or assigns, or any successor to the Servicer under this Agreement appointed as herein provided.

         Servicer Information:  As defined in Section 9.01(h)(i)(A).

         Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses (including reasonable attorney's fees and disbursements) other than Monthly Advances incurred in the performance by the
Servicer of its servicing obligations, including, but not limited to, the cost of (a) the preservation, restoration and protection of the Mortgaged Property,
(b) any enforcement or judicial proceedings, including foreclosures, (c) the management and liquidation of any REO Property and (d) compliance with the obligations under Section 4.08 (excluding the Servicer's obligation to pay the premiums on LPMI Policies).

         Servicing Criteria: The "servicing criteria" set forth in Item 1122(d)
of Regulation AB, as such may be amended from time to time.

         Servicing Fee: With respect to each Mortgage Loan, the amount of the annual fee the Owner shall pay to the Servicer, which shall, for a period of one full month, be equal to one-twelfth of the product of (a) the Servicing Fee Rate and (b) the outstanding principal balance of such Mortgage Loan. Such fee shall be payable monthly, computed on the basis of the same

principal amount and period respecting which any related interest payment on a
Mortgage Loan is received. The obligation of the Owner to pay the Servicing Fee is limited to, and the Servicing Fee is payable solely from, the interest portion (including recoveries with respect to interest from Liquidation
Proceeds, to the extent permitted by Section 4.05) of such Monthly Payment collected by the Servicer, or as otherwise provided under Section 4.05.

         Servicing Fee Rate: the percentage per annum with respect to each
Mortgage Loan set forth on the related Recon Acknowledgement Agreement.

         Servicing File: With respect to each Mortgage Loan, the file retained by the Servicer consisting of originals of all documents in the Mortgage File which are not delivered to the Owner or the Custodian and copies of the Mortgage
Loan Documents listed in the Custodial Agreement, if applicable, the originals of which are delivered to the Custodian or the Owner pursuant to Section 2.03.

         Servicing Officer: Any officer of the Servicer involved in or responsible for the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished by the Servicer to the
Owner upon request, as such list may from time to time be amended.

         Stated Principal Balance: As to each Mortgage Loan, (i) the principal balance of the Mortgage Loan at the Cut-off Date after giving effect to payments of principal due on or before such date, whether or not received, minus (ii) all amounts previously distributed to the Owner with respect to the related Mortgage
Loan representing payments or recoveries of principal.

         Stock Certificate: With respect to a Cooperative Loan, a certificate evidencing ownership of the Cooperative Shares issued by the Cooperative

         Stock Power: With respect to a Cooperative Loan, an assignment of the
Stock Certificate or an assignment of the Cooperative Shares issued by the
Cooperative.

         Subcontractor: Any vendor, subcontractor or other Person that is not responsible for the overall servicing (as "servicing" is commonly understood by participants in the mortgage-backed securities market) of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation
AB with respect to Mortgage Loans under the direction or authority of the
Servicer or a Subservicer.

         Subservicer: Any person that services Mortgage Loans on behalf of the
Servicer or any Subservicer and is responsible for the performance (whether directly or through Subservicers or Subcontractors) of a substantial portion of the material servicing functions required to be performed by the Servicer under this Agreement or any Reconstitution Agreement that are identified in Item
1122(d) of Regulation AB.

         Transfer Acknowledgement Agreement: The Acknowledgement Agreement
between the Owner and the Servicer as provided for in Exhibit B-2 of that certain Flow Servicing Rights Purchase and Sale Agreement dated as of July 1,
2006 between the Owner and the Servicer.

                                       10

         Warehousing Servicing Agreement: that certain Warehousing Servicing
Agreement, dated July 1, 2006, by and between the Servicer and the Owner, governing the servicing of the Mortgage Loans from the Initial Transfer Date to the Reconstitution Date.

         Whole Loan Transfer: Any sale or transfer of some or all of the
Mortgage Loans by the Owner to a third party, which sale or transfer is not a
Securitization Transaction or Agency Sale.

                                   ARTICLE II

           POSSESSION OF MORTGAGE FILES; BOOKS AND RECORDS; CUSTODIAL
                        AGREEMENT; DELIVERY OF DOCUMENTS

         Section 2.01 Possession of Mortgage Files; Maintenance of Servicing
Files.

         From and after each Initial Transfer Date or Sale Date, as applicable, the contents of each Mortgage File not delivered to the Owner or held by the
Custodian shall be held in trust by the Servicer for the benefit of the Owner as the owner thereof. The Servicer shall maintain a Servicing File consisting of a copy of the contents of each Mortgage File and the originals of the documents in each Mortgage File not delivered to the Owner or the Custodian, as applicable.
The possession of each Servicing File by the Servicer is at the will of the
Owner for the sole purpose of servicing the related Mortgage Loan, and such retention and possession by the Servicer is in a custodial capacity only. The ownership of each Mortgage Note, the related Mortgage and the related Mortgage
File are vested in the Owner, and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Servicer shall vest immediately in the Owner and shall be retained and maintained by the Servicer, in trust, at the will of the Owner and only in such custodial capacity. The Servicer shall release its custody of the contents of any Servicing File only in accordance with written instructions from the Owner, unless such release is required as incidental to the Servicer's servicing of the Mortgage Loans or is in connection with a repurchase of any
Mortgage Loan. All such costs associated with the release, transfer and re-delivery of any Servicing Files to the Servicer shall be the responsibility of the Owner.

         Section 2.02 Books and Records; Transfers of Mortgage Loans.

         All rights arising out of the Mortgage Loans, including, but not limited to, all funds received on or in connection with the Mortgage Loans, shall be received and held by the Servicer in trust for the benefit of the Owner as owner of the Mortgage Loans, and, when applicable, the Servicer shall retain record title to the related Mortgages for the sole purpose of facilitating the servicing and the supervision of the servicing of the Mortgage Loans.

         To the extent that original documents are not required for purposes of realization of Liquidation Proceeds or Insurance Proceeds, documents maintained by the Servicer may be in the form of microfilm or microfiche or such other reliable means of recreating original documents, including but not limited to, optical imagery techniques so long as the Servicer complies with the requirements of the Fannie Mae Selling and Servicing Guide, as amended from time to time.

                                       11

         The Servicer shall maintain with respect to each Mortgage Loan and shall make available for inspection by any Owner or its designee the related
Servicing File during the time the Owner retains ownership of a Mortgage Loan and thereafter in accordance with applicable laws and regulations.

         The Servicer shall keep at its servicing office books and records in which, subject to such reasonable regulations as it may prescribe, the Servicer shall note transfers of Mortgage Loans. No transfer of a Mortgage Loan may be made unless such transfer is in compliance with the terms hereof. For the purposes of this Agreement, the Servicer shall be under no obligation to deal with any Person with respect to this Agreement or the Mortgage Loans unless the books and records show such Person as the owner of the Mortgage Loan. The Owner may, subject to the terms of this Agreement, sell and transfer one or more of the Mortgage Loans. Upon receipt of notice of the transfer, the Servicer shall mark its books and records to reflect the ownership of the Mortgage Loans of such assignee, and shall release the previous Owner from its obligations hereunder with respect to the Mortgage Loans sold or transferred. Such notification of a transfer shall include a final loan schedule which shall be received by the Servicer no fewer than five (5) Business Days before the last
Business Day of the month. If such notification is not received as specified above, the Servicer's duties to remit and report as required by Section 5 shall begin with the following Due Period.

         Upon request from the Owner, at the Owner's expense, the Servicer shall deliver no later than thirty (30) days after such request any Servicing File or document therein, or copies thereof, to the Owner at the direction of the Owner.
The Owner shall return any Servicing File or document therein delivered pursuant to this Section no later than ten (10) days after receipt thereof.

         Section 2.03 Custodial Agreement; Delivery of Documents.

         The Servicer shall forward to the Owner or the Custodian, as applicable, original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into in accordance with
Section 4.01 or 6.01 within one week of their execution, provided, however, that the Servicer shall provide the Owner or the Custodian, as applicable, with a certified true copy of any such document submitted for recordation within ten
(10) days of its execution, and shall provide the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the original within sixty days of its submission for recordation.

         In the event the public recording office is delayed in returning any original document, the Servicer shall deliver to the Owner or the Custodian within 240 days of its submission for recordation, a copy of such document and an Officer's Certificate, which shall (i) identify the recorded document; (ii)
state that the recorded document has not been delivered to the Custodian due solely to a delay by the public recording office, (iii) state the amount of time generally required by the applicable recording office to record and return a document submitted for recordation, and (iv) specify the date the applicable recorded document will be delivered to the Custodian. The Servicer will be required to deliver the document to the Owner or the Custodian by the date specified in (iv) above. An extension of the date specified in (iv) above may be requested from the Owner, which consent shall not be unreasonably withheld.

                                       12

         In the event that new, replacement, substitute or additional Stock
Certificates are issued with respect to existing Cooperative Shares, the
Servicer immediately shall deliver to the Owner or the Custodian the new Stock
Certificates, together with the related Stock Powers in blank. Such new Stock
Certificates shall be subject to the related Pledge Instruments and shall be subject to all of the terms, covenants and conditions of this Agreement.

                                  ARTICLE III

               REPRESENTATIONS AND WARRANTIES REMEDIES AND BREACH

         Section 3.01 Servicer Representations and Warranties.

         The Servicer hereby represents and warrants to the Owner that, as of each Reconstitution Date:

                  (a) Due Organization and Authority.

                  The Servicer is a national banking association duly organized, validly existing and in good standing under the laws of the
                  United States and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each state where a Mortgaged Property is located if the laws of such state require licensing or
                  qualification in order to conduct business of the type
                  conducted by the Servicer, and in any event the Servicer is in compliance with the laws of any such state to the extent
                  necessary to ensure the enforceability of the related Mortgage
                  Loan and the servicing of such Mortgage Loan in accordance with the terms of this Agreement; the Servicer has the full power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the
                  Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the
                  Servicer; and all requisite action has been taken by the
                  Servicer to make this Agreement valid and binding upon the
                  Servicer in accordance with its terms;

                  (b) Ordinary Course of Business.

                  The consummation of the transactions contemplated by this
                  Agreement are in the ordinary course of business of the
                  Servicer, who is in the business of selling and servicing
                  loans, and are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

                  (c) No Conflicts.

                  Neither the execution and delivery of this Agreement, or the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement will conflict with or result in a breach of any of the terms, articles of incorporation or by-laws or any legal restriction or any

                                       13

                  agreement or instrument to which the Servicer is now a party or by which it is bound, or constitute a default or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject, or impair the ability of the Owner to realize on the Mortgage
                  Loans, or impair the value of the Mortgage Loans;

                  (d) Ability to Service.

                  The Servicer is an approved seller/servicer of conventional residential mortgage loans for Fannie Mae or Freddie Mac, with the facilities, procedures, and experienced personnel
                  necessary for the sound servicing of mortgage loans of the same type as the Mortgage Loans. The Servicer is a HUD
                  approved mortgagee pursuant to Section 203 of the National
                  Housing Act and is in good standing to sell mortgage loans to and service mortgage loans for Fannie Mae or Freddie Mac, and no event has occurred, including but not limited to a change in insurance coverage, which would make the Servicer unable to comply with Fannie Mae or Freddie Mac eligibility requirements or which would require notification to either Fannie Mae or
                  Freddie Mac;

                  (e) Reasonable Servicing Fee.

                  The Servicer acknowledges and agrees that the Servicing Fee represents reasonable compensation for performing such
                  services and that the entire Servicing Fee shall be treated by the Servicer, for accounting and tax purposes, as compensation for the servicing and administration of the Mortgage Loans pursuant to this Agreement;

                  (f) Ability to Perform.

                  The Servicer does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every
                  covenant contained in this Agreement and the Servicer is
                  solvent;

                  (g) No Litigation Pending.

                  There is no action, suit, proceeding or investigation pending or threatened against the Servicer which, either in any one instance or in the aggregate, may result in any material
                  adverse change in the business, operations, financial
                  condition, properties or assets of the Servicer, or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted, or in any material liability on the part of the Servicer, or which would draw into question the validity of this Agreement or of any action taken or to be contemplated herein, or which would be likely to impair materially the ability of the Servicer to perform under the terms of this Agreement;

                                       14

                  (h) No Consent Required.

                  No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of or compliance by the Servicer with this Agreement, or if required, such
                  approval has been obtained prior to the respective Initial
                  Transfer Date or Sale Date. Servicer has complied with, and is not in default under, any law, ordinance, requirement,
                  regulation, rule, or order applicable to its business or
                  properties, the violation of which would materially and
                  adversely affect the operations or financial condition of
                  Servicer or its ability to perform its obligations hereunder;

                  (i) No Untrue Information.

                  Neither this Agreement nor any statement, report or other
                  document furnished or to be furnished pursuant to this
                  Agreement or in connection with the transactions contemplated hereby contains any untrue statement of fact or omits to state a fact necessary to make the statements contained therein not misleading;

                  (j) No Material Change.

                  There has been no material adverse change in the business, operations, financial condition or assets of the Servicer
                  since the date of the Servicer's most recent financial
                  statements;

                  (k) No Brokers' Fees.

                  The Servicer has not dealt with any broker, investment banker, agent or other Person that may be entitled to any commission or compensation in the connection with the transactions
                  contemplated hereunder; and

                  (l) MERS.

                  The Servicer is a member of MERS in good standing; and

                  (m) Effective Agreement.

                  The execution, delivery and performance of this Agreement by
                  Servicer and consummation of the transactions contemplated hereunder have been or will be duly and validly authorized by all necessary organizational or other action; this Agreement is valid and a legally binding agreement of Servicer
                  enforceable against Servicer in accordance with its terms, subject to the effect of insolvency, liquidation,
                  conservatorship and similar laws administered by the Federal
                  Deposit Insurance Corporation affecting the contract
                  obligations of insured banks and the discretion of a court to grant specific performance.

         Section 3.02 Remedies.

         The Servicer shall indemnify the Owner and hold it harmless against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion

                                       15

based on or grounded upon, or resulting from a breach of the Servicer's representations and warranties contained in this Agreement. It is understood and agreed that the obligations of the Servicer to indemnify the Owner as provided in this Section 3.02 constitute the sole remedies of the Owner respecting a breach of the foregoing representations and warranties.

         Any cause of action against the Servicer relating to or arising out of the breach of any representations and warranties made in Section 3.01 shall accrue as to any Mortgage Loan upon (i) discovery of such breach by the Owner or notice thereof by the Servicer to the Owner, (ii) failure by the Servicer to cure such breach, and (iii) demand upon the Servicer by the Owner for compliance with this Agreement.

                                   ARTICLE IV

                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

         Section 4.01 Servicer to Act as Servicer.

         As of the Reconstitution Date, the Servicer, as an independent contractor, shall service and administer the Mortgage Loans on behalf of the
Owner and shall have full power and authority, acting alone or through the utilization of a Subservicer or a Subcontractor, to do any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable, consistent with the terms of this Agreement and with
Accepted Servicing Practices and, in the case of any Mortgage Loan transferred to a REMIC, with the REMIC Provisions. The Servicer shall be responsible for any and all acts of a Subservicer and a Subcontractor, and the Servicer's
utilization of a Subservicer or a Subcontractor shall in no way relieve the liability of the Servicer under this Agreement.

         Consistent with the terms of this Agreement and subject to the REMIC
Provisions if a Mortgage Loan has been transferred to a REMIC, the Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Servicer's reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Owner, provided, however, the Servicer shall not make any future advances, other than Servicing Advances with respect to a Mortgage
Loan. The Servicer shall not permit any modification with respect to any
Mortgage Loan that would add any Servicing Advances or costs related thereto to the outstanding principal balance. The Servicer shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage
Interest Rate, defer or forgive the payment of principal (except for actual payments of principal) or change the final maturity date on such Mortgage Loan, unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Servicer, imminent. In the event that no default exists or is imminent, the Servicer shall request written consent from the Owner to permit such a modification and the Owner shall provide written consent or notify the Servicer of its objection to such modification within three (3) Business Days of its receipt of the Servicer's request. In the event of any such modification which permits the deferral of interest or principal payments on any Mortgage Loan, the Servicer shall, on the Business Day immediately preceding the Remittance Date in any month in which any such principal or interest payment has been deferred, deposit in the Custodial
Account from its own funds, in accordance with Section 5.03.

                                       16

Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered, to execute and deliver on behalf of itself and the Owner, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties. If reasonably required by the Servicer, the Owner shall furnish the Servicer, within three (3) Business Days of Servicer's request, any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

         The Servicer is authorized and empowered by the Owner, in its own name, when the Servicer believes it appropriate in its reasonable judgment to register any Mortgage Loan on the MERS System, or cause the removal from MERS registration of any Mortgage Loan on the MERS System, to execute and deliver, on behalf of the Owner, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Owner and its successors and assigns.

         In servicing and administering the Mortgage Loans, the Servicer shall employ procedures (including collection procedures) and exercise the same care that it customarily employs and exercises in servicing and administering similar mortgage loans for similar investors, giving due consideration to Accepted
Servicing Practices where such practices do not conflict with the requirements of this Agreement, and the Owner's reliance on the Servicer.

         The Servicer shall cause to be maintained for each Cooperative Loan a copy of the financing statements and shall file any such financing statements and continuation statements as necessary, in accordance with the Uniform
Commercial Code applicable in the jurisdiction in which the related Cooperative
Apartment is located, to perfect and protect the security interest and lien of the Owner.

         Notwithstanding anything to the contrary contained herein, the Servicer shall not waive a Prepayment Penalty except under the following circumstances:
(i) such waiver relates to a reasonably foreseeable default and would, in the reasonable judgment of the Servicer, maximize recovery of total proceeds taking into account the value of such Prepayment Penalty and the related Mortgage Loan;
or (ii) the Servicer obtains a written Opinion of Counsel, which may be in-house counsel for the Servicer, opining that any Prepayment Penalty or charge is not legally enforceable in the circumstances under which the related Principal
Prepayment occurs. In the event the Servicer waives any Prepayment Penalty, other than as set forth in (i) and (ii) above, the Servicer shall deposit the amount of any such Prepayment Penalty in the Custodial Account for distribution to the Owner on the next Remittance Date.

         Section 4.02 Liquidation of Mortgage Loans.

         In the event that any payment due under any Mortgage Loan and not postponed pursuant to Section 4.01 is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the Mortgage Loan and such failure continues beyond any applicable grace period, the Servicer shall take such action as (1) the Servicer would take under similar circumstances with respect to a similar mortgage loan held

                                       17

for its own account for investment, (2) shall be consistent with Accepted
Servicing Practices, (3) the Servicer shall determine prudently to be in the best interest of Owner, and (4) is consistent with any related PMI Policy or
LPMI Policy or any other primary mortgage guaranty insurance policies obtained and paid for by the Owner. In the event that any payment due under any Mortgage
Loan is not postponed pursuant to Section 4.01 and remains delinquent for a period of 90 days or any other default continues for a period of 90 days beyond the expiration of any grace or cure period, the Servicer shall commence foreclosure proceedings and shall provide such information regarding the
Mortgage Loan and such foreclosure as the Owner reasonably may request, provided that the Servicer shall cease or not commence foreclosure proceedings if the
Owner objects to such action. The Servicer shall follow any written directions of the Owner with respect to the foreclosure proceedings of such Mortgage Loan, as long as such directions are in accordance with Accepted Servicing Practices and do not violate applicable law. In the event the Owner objects to such foreclosure action, the Servicer shall not be required to make Monthly Advances with respect to such Mortgage Loan, pursuant to Section 5.03, and the Servicer's obligation to make such Monthly Advances shall terminate on the 90th day referred to above. In such connection, the Servicer shall from its own funds make all necessary and proper Servicing Advances, provided, however, that the
Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration or preservation of any Mortgaged
Property, unless it shall determine (a) that such preservation, restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage
Loan to Owner after reimbursement to itself for such expenses and (b) that such expenses will be recoverable by it either through Liquidation Proceeds
(respecting which it shall have priority for purposes of withdrawals from the
Custodial Account pursuant to Section 4.05) or through Insurance Proceeds
(respecting which it shall have similar priority).

         Notwithstanding anything to the contrary contained herein, in connection with a foreclosure or acceptance of a deed in lieu of foreclosure, in the event the Servicer has reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, or if the Owner otherwise requests an environmental inspection or review of such Mortgaged
Property, such an inspection or review is to be conducted by a qualified inspector. The cost for such inspection or review shall be borne by the Owner.
Upon completion of the inspection or review, the Servicer shall promptly provide the Owner with a written report of the environmental inspection.

         After reviewing the environmental inspection report, the Owner shall determine how the Servicer shall proceed with respect to the Mortgaged Property.
In the event (a) the environmental inspection report indicates that the
Mortgaged Property is contaminated by hazardous or toxic substances or wastes and (b) the Owner directs the Servicer to proceed with foreclosure or acceptance of a deed in lieu of foreclosure, the Servicer shall be reimbursed for all reasonable costs associated with such foreclosure or acceptance of a deed in lieu of foreclosure and any related environmental clean up costs, as applicable, from the related Liquidation Proceeds, or if the Liquidation Proceeds are
insufficient to fully reimburse the Servicer, the Servicer shall be entitled to be reimbursed from amounts in the Custodial Account pursuant to Section 4.05 hereof. In the event the Owner directs the Servicer not to proceed with foreclosure or acceptance of a deed in lieu of foreclosure, the Servicer shall be reimbursed for all Servicing Advances made with respect to the related
Mortgaged Property from the Custodial Account pursuant to Section 4.05 hereof.

                                       18

         Section 4.03 Collection of Mortgage Loan Payments.

         Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full, the Servicer shall proceed diligently to collect all payments due under each of the Mortgage Loans when the same shall become due and payable and shall take special care in ascertaining and estimating Escrow Payments and all other charges that will become due and payable with respect to the Mortgage Loan and the Mortgaged Property, to the end
that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

         Section 4.04 Establishment of and Deposits to Custodial Account.

         The Servicer shall segregate and hold all funds collected and received in connection with a Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial
Accounts, in the form of time deposit or demand accounts, titled "Wells Fargo
Bank, N.A., in trust for Bank of America, National Association, its successors or assigns and/or subsequent Owners of Mortgage Loans, and various Mortgagors -
P & I." The Custodial Account shall be established with a Qualified Depository.
Upon request of the Owner and within ten (10) days thereof, the Servicer shall provide the Owner with written confirmation of the existence of such Custodial
Account in the form attached hereto as Exhibit E. The Custodial Account shall at all times be insured to the fullest extent allowed by applicable law. Funds deposited in the Custodial Account may be drawn on by the Servicer in accordance with Section 4.05.

         The Servicer shall deposit in the Custodial Account within two (2)
Business Days of Servicer's receipt, and retain therein, the following collections received by the Servicer and any other amounts required to be deposited by the Servicer pursuant to this Agreement after the Cut-off Date, or received by the Servicer prior to the Cut-off Date but allocable to a period subsequent thereto, other than payments of principal and interest due on or before the Cut-off Date, as follows:

                  (a) all payments on account of principal on the Mortgage
Loans, including all Principal Prepayments (including Prepayment Penalties paid by the Mortgagor or other amounts paid by the Servicer pursuant to Section 4.01 of this Agreement);

                  (b) all payments on account of interest on the Mortgage Loans adjusted to the Mortgage Loan Remittance Rate along with any Prepayment Interest
Shortfall;

                  (c) all Liquidation Proceeds;

                  (d) all Insurance Proceeds including amounts required to be deposited pursuant to Section 4.10 (other than proceeds to be held in the Escrow
Account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Section 4.14), Section 4.11 and
Section 4.15;

                  (e) all Condemnation Proceeds which are not applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Section 4.14;

                                       19

                  (f) any amount required to be deposited in the Custodial
Account pursuant to Sections 4.01, 5.03, 6.01 or 6.02;

                  (g) any amounts payable in connection with the repurchase of any Mortgage Loan pursuant to Section 5.04;

                  (h) any amounts required to be deposited by the Servicer
pursuant to Section 4.11 in connection with the deductible clause in any blanket hazard insurance policy; and

                  (i) any amounts received with respect to or related to any REO
Property and all REO Disposition Proceeds pursuant to Section 4.16.

         The foregoing requirements for deposit into the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges and assumption fees, to the extent permitted by Section 6.01, need not be deposited by the Servicer into the Custodial Account. Any interest paid on funds deposited in the Custodial Account by the depository institution shall accrue to the benefit of the Servicer and the Servicer shall be entitled to retain and withdraw such interest from the Custodial Account pursuant to Section 4.05. The
Servicer shall maintain adequate records with respect to all deposits made pursuant to this Section 4.04. All funds required to be deposited in the
Custodial Account shall be held in trust for the Owner until withdrawn in accordance with Section 4.05.

         Section 4.05 Permitted Withdrawals From Custodial Account.

         The Servicer shall, from time to time, withdraw funds from the
Custodial Account for the following purposes:

                  (a) to make payments to the Owner in the amounts and in the manner provided for in Section 5.01;

                  (b) to reimburse itself for Monthly Advances of the Servicer's funds made pursuant to Section 5.03, the Servicer's right to reimburse itself pursuant to this sub-clause (b) being limited to amounts received on the related
Mortgage Loan which represent late payments of principal and/or interest respecting which any such advance was made, it being understood that, in the case of any such reimbursement, the Servicer's right thereto shall be prior to the rights of Owner;

                  (c) to reimburse itself for unreimbursed Servicing Advances, and for any unpaid Servicing Fees, the Servicer's right to reimburse itself pursuant to this subclause (c) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and
such other amounts as may be collected by the Servicer from the Mortgagor or otherwise relating to the Mortgage Loan, it being understood that, in the case of any such reimbursement, the Servicer's right thereto shall be prior to the rights of Owner;

                  (d) to pay itself interest on funds deposited in the Custodial
Account if such interest amount was previously credited;

                                       20

                  (e) to reimburse itself for expenses incurred and reimbursable to it pursuant to Section 8.01;

                  (f) to pay any amount required to be paid pursuant to Section
4.16 related to any REO Property, it being understood that, in the case of any such expenditure or withdrawal related to a particular REO Property, the amount of such expenditure or withdrawal from the Custodial Account shall be limited to amounts on deposit in the Custodial Account with respect to the related REO
Property;

                  (g) to reimburse itself for any Servicing Advances or REO
expenses after liquidation of the Mortgaged Property not otherwise reimbursed above;

                  (h) to remove funds inadvertently placed in the Custodial
Account by the Servicer; and

                  (i) to clear and terminate the Custodial Account upon the
termination of this Agreement.

         In the event that the Custodial Account is interest bearing, on each
Remittance Date, the Servicer shall withdraw all funds from the Custodial
Account except for those amounts which, pursuant to Section 5.01, the Servicer is not obligated to remit on such Remittance Date. The Servicer may use such withdrawn funds only for the purposes described in this Section 4.05. The
Servicer shall keep and maintain separate accounting, on a Mortgage Loan by
Mortgage Loan basis, for the purpose of justifying any withdrawal from the
Custodial Account, to the extent held by or on behalf of it, pursuant to sub-clauses (c), (e), (f) and (g) above.

         Section 4.06 Establishment of and Deposits to Escrow Account.

         The Servicer shall segregate and hold all funds collected and received pursuant to a Mortgage Loan constituting Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts, in the form of time deposit or demand accounts, titled,
"Wells Fargo Bank, N.A., in trust for Bank of America, National Association, its successors or assigns and/or subsequent Owners of Residential Mortgage Loans, and various Mortgagors - T & I." The Escrow Accounts shall be established with a
Qualified Depository, in a manner which shall provide maximum available insurance thereunder. Upon request of the Owner and within ten (10) days thereof, the Servicer shall provide the Owner with written confirmation of the existence of such Escrow Account in the form attached hereto as Exhibit F. Funds deposited in the Escrow Account may be drawn on by the Servicer in accordance with Section 4.07.

         The Servicer shall deposit in the Escrow Account or Accounts within two
(2) Business Days of Servicer's receipt, and retain therein:

                  (a) all Escrow Payments collected on account of the Mortgage
Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement;

                                       21

                  (b) all amounts representing Insurance Proceeds or
Condemnation Proceeds which are to be applied to the restoration or repair of any Mortgaged Property; and

                  (c) all payments on account of Buydown Funds.

         The Servicer shall make withdrawals from the Escrow Account only to effect such payments as are required under this Agreement, as set forth in
Section 4.07. The Servicer shall be entitled to retain any interest paid on funds deposited in the Escrow Account by the depository institution, other than interest on escrowed funds required by law to be paid to the Mortgagor. To the extent required by law, the Servicer shall pay interest on escrowed funds to the
Mortgagor notwithstanding that the Escrow Account may be non-interest bearing or that interest paid thereon is insufficient for such purposes.

Section 4.07      Permitted Withdrawals From Escrow Account.

         Withdrawals from the Escrow Account or Accounts may be made by the
Servicer only:

                  (a) to effect timely payments of ground rents, taxes,
assessments, water rates, mortgage insurance premiums, condominium charges, fire and hazard insurance premiums or other items constituting Escrow Payments for the related Mortgage;

                  (b) to reimburse the Servicer for any Servicing Advances made by the Servicer pursuant to Section 4.08 with respect to a related Mortgage
Loan, but only from amounts received on the related Mortgage Loan which represent late collections of Escrow Payments thereunder;

                  (c) to refund to any Mortgagor any funds found to be in excess of the amounts required under the terms of the related Mortgage Loan;

                  (d) for transfer to the Custodial Account for application to reduce the principal balance of the Mortgage Loan in accordance with the terms of the related Mortgage and Mortgage Note;

                  (e) for application to the restoration or repair of the
Mortgaged Property in accordance with the procedures outlined in Section 4.14;

                  (f) to pay to the Servicer, or any Mortgagor to the extent required by law, any interest paid on the funds deposited in the Escrow Account;

                  (g) to remove funds inadvertently placed in the Escrow Account by the Servicer;

                  (h) to remit to Owner payments on account of Buydown Funds as applicable; and

                  (i) to clear and terminate the Escrow Account on the
termination of this Agreement.

                                       22

         Section 4.08 Payment of Taxes, Insurance and Other Charges.

         With respect to each Mortgage Loan, the Servicer shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates, sewer rents, and other charges which are or may become a lien upon the Mortgaged Property and the status of PMI Policy or LPMI Policy premiums and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. The Servicer assumes full responsibility for the timely payment of all such bills and shall effect timely payment of all such charges irrespective of each Mortgagor's faithful performance in the payment of same or the making of the Escrow
Payments, and the Servicer shall make advances from its own funds to effect such payments. To the extent that a Mortgage does not provide for Escrow Payments, the Servicer shall use its reasonable efforts in accordance with Accepted
Servicing Practices to determine whether any such payments are made by the
Mortgagor at the time they first become due. The Servicer shall make advances from its own funds to effect such delinquent payments within such time period as will avoid the loss of the related Mortgaged Property by foreclosure of a tax or other lien. Advances pursuant to this Section 4.08 shall constitute Servicing
Advances hereunder; provided that the Servicer shall be required to so advance only to the extent that the Servicer, in its good faith judgment, believes the
Servicing Advance to be recoverable from Insurance Proceeds or Liquidation
Proceeds or otherwise. The Servicing Advances and the costs incurred by the
Servicer, if any, in effecting the timely payments of taxes and assessments on the Mortgaged Properties and related insurance premiums shall not be added to the Stated Principal Balances of the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

         Section 4.09 Protection of Accounts.

         The Servicer may transfer the Custodial Account or the Escrow Account to a different Qualified Depository from time to time, provided that the
Servicer shall give notice to the Owner of any proposed change of the location of either Account not later than ten (10) Business Days prior to any change thereof.

         Section 4.10 Maintenance of Hazard Insurance.

         The Servicer shall cause to be maintained for each Mortgage Loan hazard insurance such that all buildings upon the Mortgaged Property are insured by an insurer acceptable to Fannie Mae or Freddie Mac against loss by fire, hazards of extended coverage and such other hazards as are customary or required by law in the area where the Mortgaged Property is located, in an amount which is at least equal to the lesser of: (i) 100% of the insurable value on a replacement cost basis of the improvements on the related Mortgaged Property and (ii) the greater of (a) the outstanding principal balance of the Mortgage Loan and (b) an amount such that the proceeds of such insurance shall be sufficient to prevent the application to the Mortgagor or the loss payee of any coinsurance clause under the policy. In the event a hazard insurance policy shall be in danger of being terminated, or in the event the insurer shall cease to be acceptable to Fannie
Mae or Freddie Mac, the Servicer shall notify the Owner and the related
Mortgagor, and shall use its

                                       23

best efforts, as permitted by applicable law, to obtain from another qualified insurer a replacement hazard insurance policy substantially and materially similar in all respects to the original policy. In no event, however, shall a
Mortgage Loan be without a hazard insurance policy at any time, subject only to
Section 4.11 hereof.

         If the related Mortgaged Property is located in an area identified by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) the Servicer shall cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration in effect with a generally acceptable insurance carrier acceptable to Fannie Mae or Freddie Mac in an amount representing coverage equal to the lesser of: (i) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement cost basis (or the unpaid balance of the mortgage if replacement cost coverage is not available for the type of building insured) and (ii) the maximum amount of insurance which is available under the Flood Disaster
Protection Act of 1973, as amended. If at any time during the term of the
Mortgage Loan, the Servicer determines in accordance with applicable law and pursuant to the Fannie Mae Guides that a Mortgaged Property is located in a special flood hazard area and is not covered by flood insurance or is covered in an amount less than the amount required by the Flood Disaster Protection Act of
1973, as amended, the Servicer shall notify the related Mortgagor that the
Mortgagor must obtain such flood insurance coverage, and if said Mortgagor fails to obtain the required flood insurance coverage within forty-five (45) days after such notification, the Servicer shall immediately force place the required flood insurance on the Mortgagor's behalf.

         If a Mortgage is secured by a unit in a condominium project, the
Servicer shall verify that the coverage required of the owner's association, including hazard, flood, liability, and fidelity coverage, is being maintained in accordance with then current Fannie Mae requirements, and secure from the owner's association its agreement to notify the Servicer promptly of any change in the insurance coverage or of any condemnation or casualty loss that may have a material effect on the value of the Mortgaged Property as security.

         In the event that the Owner or the Servicer shall determine that the
Mortgaged Property should be insured against loss or damage by hazards and risks not covered by the insurance required to be maintained by the Mortgagor pursuant to the terms of the Mortgage, the Servicer shall communicate and consult with the Mortgagor with respect to the need for such insurance and bring to the
Mortgagor's attention the required amount of coverage for the Mortgaged Property and if the Mortgagor does not obtain such coverage, the Servicer shall immediately force place the required coverage on the Mortgagor's behalf.

         All policies required hereunder shall name the Servicer as loss payee and shall be endorsed with standard or union mortgagee clauses, without contribution, which shall provide for at least 30 days prior written notice of any cancellation, reduction in amount or material change in coverage.

         The Servicer shall not interfere with the Mortgagor's freedom of choice in selecting either his insurance carrier or agent, provided, however, that the
Servicer shall not accept any such insurance policies from insurance companies unless such companies are acceptable to Fannie Mae and Freddie Mac and are licensed to do business in the jurisdiction in which the

                                       24

Mortgaged Property is located. The Servicer shall determine that such policies provide sufficient risk coverage and amounts, that they insure the property owner, and that they properly describe the property address. The Servicer shall furnish to the Mortgagor a formal notice of expiration, in accordance with the
Accepted Servicing Practices, of any such insurance in sufficient time for the
Mortgagor to arrange for renewal coverage by the expiration date.

         Pursuant to Section 4.04, any amounts collected by the Servicer under any such policies (other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the related Mortgaged Property, or property acquired in liquidation of the Mortgage Loan, or to be released to the
Mortgagor, in accordance with the Servicer's normal servicing procedures as specified in Section 4.14) shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 4.05.

         Section 4.11 Maintenance of Mortgage Impairment Insurance.

         In the event that the Servicer shall obtain and maintain a blanket policy insuring against losses arising from fire, flood and hazards covered under extended coverage on all of the Mortgage Loans, then, to the extent such policy provides coverage in an amount equal to the amount required pursuant to
Section 4.10 without coinsurance and otherwise complies with Accepted Servicing
Practices and all other requirements of Section 4.10, it shall conclusively be deemed to have satisfied its obligations as set forth in Section 4.10. The
Servicer shall prepare and make any claims on the blanket policy as deemed necessary by the Servicer in accordance with Accepted Servicing Practices. Any amounts collected by the Servicer under any such policy relating to a Mortgage
Loan shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 4.05. Such policy may contain a deductible clause, in which case, in the event that there shall not have been maintained on the related Mortgaged
Property a policy complying with Section 4.10, and there shall have been a loss which would have been covered by such policy, the Servicer shall deposit in the
Custodial Account at the time of such loss the amount not otherwise payable under the blanket policy because of such deductible clause, such amount to be deposited from the Servicer's funds, without reimbursement therefor. Upon request of the Owner, the Servicer shall cause to be delivered to such Owner a certificate of insurance and a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without 30 days'
prior written notice to such Owner.

         Section 4.12 Maintenance of Fidelity Bond and Errors and Omissions
Insurance.

         The Servicer shall maintain with responsible companies, at its own expense, a blanket Fidelity Bond and an Errors and Omissions Insurance Policy,
with broad coverage on all officers, employees or other Persons acting in any capacity requiring such Persons to handle funds, money, documents or papers relating to the Mortgage Loans ("Servicer Employees"). Any such Fidelity Bond and Errors and Omissions Insurance Policy shall be in the form of the Mortgage
Banker's Blanket Bond and shall protect and insure the Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such Servicer Employees. Such Fidelity Bond and Errors and
Omissions Insurance Policy also shall protect and insure the Servicer against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 4.12 requiring such Fidelity Bond and Errors and
Omissions Insurance Policy

                                       25

shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such Fidelity Bond and
Errors and Omissions Insurance Policy shall be acceptable to Fannie Mae or
Freddie Mac. Upon the request of the Owner, the Servicer shall cause to be delivered to the Owner a certificate of insurance for such Fidelity Bond and
Errors and Omissions Insurance Policy and a statement from the surety and the insurer that such Fidelity Bond and Errors and Omissions Insurance Policy shall in no event be terminated or materially modified without 30 days' prior written notice to the Owner.

         Section 4.13 Inspections.

         If any Mortgage Loan is more than 60 days delinquent, the Servicer immediately shall inspect the Mortgaged Property and shall conduct subsequent inspections in accordance with Accepted Servicing Practices or as may be required by the primary mortgage guaranty insurer. The Servicer shall keep a record of each such inspection and, upon request, shall provide the Owner with such information.

         Section 4.14 Restoration of Mortgaged Property.

         The Servicer need not obtain the approval of the Owner prior to releasing any Insurance Proceeds or Condemnation Proceeds to the Mortgagor to be
applied to the restoration or repair of the Mortgaged Property if such release is in accordance with Accepted Servicing Practices. For claims greater than
$20,000, at a minimum the Servicer shall comply with the following conditions in connection with any such release of Insurance Proceeds or Condemnation Proceeds:

                  (a) the Servicer shall receive satisfactory independent
verification of completion of repairs and issuance of any required approvals with respect thereto;

                  (b) the Servicer shall take all steps necessary to preserve the priority of the lien of the Mortgage, including, but not limited to requiring waivers with respect to mechanics' and materialmen's liens;

                  (c) the Servicer shall verify that the Mortgage Loan is not in default; and

                  (d) pending repairs or restoration, the Servicer shall place the Insurance Proceeds or Condemnation Proceeds in the Escrow Account.

         If the Owner is named as an additional loss payee, the Servicer is hereby empowered to endorse any loss draft issued in respect of such a claim in the name of the Owner.

         Section 4.15 Maintenance of PMI Policy or LPMI Policy; Claims.

         With respect to each Mortgage Loan with an LTV in excess of 80% at the time of origination, the Servicer shall, without any cost to the Owner maintain or cause the Mortgagor to maintain in full force and effect a PMI Policy or LPMI
Policy insuring a portion of the unpaid principal balance of the Mortgage Loan as to payment defaults. If the Mortgage Loan is insured by a PMI Policy for which the Mortgagor pays all premiums, the coverage will remain in place until
(i) the LTV decreases to 78% or (ii) the PMI Policy is otherwise terminated pursuant to the

                                       26

Homeowners Protection Act of 1998, 12 USC ss.4901, et seq. In the event that such PMI Policy or LPMI Policy shall be terminated other than as required by law, the Servicer shall obtain from another Qualified Insurer a comparable replacement policy, with a total coverage equal to the remaining coverage of such terminated PMI Policy or LPMI Policy. If the insurer shall cease to be a
Qualified Insurer, the Servicer shall determine whether recoveries under the PMI
Policy or LPMI Policy are jeopardized for reasons related to the financial condition of such insurer, it being understood that the Servicer shall in no event have any responsibility or liability for any failure to recover under the
PMI Policy or LPMI Policy for such reason. If the Servicer determines that recoveries are so jeopardized, it shall notify the Owner and the Mortgagor, if required, and obtain from another Qualified Insurer a replacement insurance policy. The Servicer shall not take any action which would result in noncoverage under any applicable PMI Policy or LPMI Policy, of any loss which, but for the actions of the Servicer would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 6.01, the Servicer shall promptly notify the insurer under the related PMI Policy or LPMI Policy, if any, of such assumption or substitution of liability in accordance with the terms of such PMI Policy or
LPMI Policy and shall take all actions which may be required by the insurer as a condition to the continuation of coverage under the PMI Policy or LPMI Policy.
If such PMI Policy or LPMI Policy is terminated as a result of such assumption or substitution of liability, the Servicer shall obtain a replacement PMI Policy or LPMI Policy as provided above.

         In connection with its activities as servicer, the Servicer agrees to prepare and present, on behalf of itself and the Owner, claims to the insurer under any PMI Policy or LPMI Policy or any other primary mortgage guaranty insurance policies obtained and paid for by the Owner, in a timely fashion in accordance with the terms of such PMI Policy or LPMI Policy and, in this regard, to take such action as shall be necessary to permit recovery under any PMI
Policy or LPMI Policy or any other primary mortgage guaranty insurance policies obtained and paid for by the Owner respecting a defaulted Mortgage Loan.
Pursuant to Section 4.04, any amounts collected by the Servicer under any PMI
Policy or LPMI Policy shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 4.05.

         Section 4.16 Title, Management and Disposition of REO Property.

         In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Owner or the Owner's designee, or in the event the Owner is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the "doing business" or tax laws of such state by so holding title, the deed or certificate of sale shall be taken in the name of such Person or Persons as shall be consistent with an Opinion of Counsel obtained by the Servicer from any attorney duly licensed to practice law in the state where the REO Property is located. The Person or Persons holding such title other than the Owner shall acknowledge in writing that such title is being held as nominee for the Owner.

         The Owner shall have the option to manage and operate the REO Property provided the Owner gives written notice of its intention to do so within thirty
(30) days after such REO Property is acquired in foreclosure or by deed in lieu of foreclosure. The election by the Owner

                                       27

to manage the REO Property shall not constitute a termination of any rights of the Servicer pursuant to Section 11.02.

         The Servicer shall manage, conserve, protect and operate each REO
Property for the Owner solely for the purpose of its prompt disposition and sale. The Servicer, either itself or through an agent selected by the Servicer, shall manage, conserve, protect and operate the REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. The Servicer shall attempt to sell the same (and may temporarily rent the same for a period not greater than one year, except as otherwise provided below) on such terms and conditions as the Servicer deems to be in the best interest of the Owner.

         The Servicer shall use its best efforts to dispose of the REO Property as soon as possible and shall sell such REO Property in any event prior to the close of the third calendar year beginning after the year in which title has been taken to such REO Property, unless (i) a REMIC election has not been made with respect to the arrangement under which the Mortgage Loans and the REO
Property are held, and (ii) the Servicer determines, and gives an appropriate notice to the Owner to such effect, that a longer period is necessary for the orderly liquidation of such REO Property. If a period longer than three (3)
years is permitted under the foregoing sentence and is necessary to sell any REO
Property, (i) the Servicer shall report monthly to the Owner as to the progress being made in selling such REO Property and (ii) if a purchase money mortgage is taken in connection with such sale, such purchase money mortgage shall name the
Servicer as mortgagee, and such purchase money mortgage shall not be held pursuant to this Agreement.

         The Servicer shall also maintain on each REO Property fire and hazard insurance with extended coverage in amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required and available under the Flood
Disaster Protection Act of 1973, as amended, flood insurance in the amount required above.

         The disposition of REO Property shall be carried out by the Servicer at such price, and upon such terms and conditions, as the Servicer deems to be in the best interests of the Owner. Notwithstanding any other provision in this
Section 4.05, no REO Property shall be marketed for less than the appraisal value of the related Mortgaged Property without the prior consent of the Owner, and no REO Property shall be sold for less than ninety percent (90%) of its appraised value without the prior written consent of the Owner. The proceeds of sale of the REO Property shall be promptly deposited in the Custodial Account.
As soon as practical thereafter the expenses of such sale shall be paid and the
Servicer shall collect the related REO Disposition Fee, reimburse itself for any related unreimbursed Servicing Advances and unpaid Servicing Fees and unreimbursed advances made pursuant to Section 5.03. On the Remittance Date immediately following the receipt of such sale proceeds, the net cash proceeds of such sale remaining in the Custodial Account shall be distributed to the
Owner.

         The Servicer shall withdraw from the Custodial Account funds necessary for the proper operation management and maintenance of the REO Property, including the cost of maintaining any hazard insurance pursuant to Section 4.10 and the fees of any managing agent of the Servicer, or the Servicer itself. The
Servicer shall make monthly distributions on each

                                       28

Remittance Date to the Owner of the net cash flow from the REO Property (which shall equal the revenues from such REO Property net of the expenses described in this Section 4.16 and of any reserves reasonably required from time to time to be maintained to satisfy anticipated liabilities for such expenses).

         Section 4.17 Real Estate Owned Reports.

         Together with the statement furnished pursuant to Section 5.02, the
Servicer shall furnish to the Owner on or before the Remittance Date each month a statement with respect to any REO Property covering the operation of such REO
Property for the previous month and the Servicer's efforts in connection with the sale of such REO Property and any rental of such REO Property incidental to the sale thereof for the previous month. That statement shall be accompanied by such other information available to the Servicer as the Owner shall reasonably request.

         Section 4.18 Liquidation Reports.

         Upon the foreclosure sale of any Mortgaged Property or the acquisition thereof by the Owner pursuant to a deed in lieu of foreclosure, the Servicer shall submit to the Owner a liquidation report with respect to such Mortgaged
Property.

         Section 4.19 Reports of Foreclosures and Abandonments of Mortgaged
Property.

         Following the foreclosure sale or abandonment of any Mortgaged
Property, the Servicer shall report such foreclosure or abandonment as required pursuant to Section 6050J of the Code. The Servicer shall file information reports with respect to the receipt of mortgage interest received in a trade or business and information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property as required by the Code. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by the Code.

         Section 4.20 Application of Buydown Funds.

         With respect to each Buydown Mortgage Loan, the Servicer shall have deposited into the Escrow Account, no later than the last day of the month,
Buydown Funds in an amount equal to the aggregate undiscounted amount of payments that, when added to the amount the Mortgagor on such Mortgage Loan is obligated to pay on all Due Dates in accordance with the terms of the Buydown
Agreement, is equal to the full scheduled Monthly Payments which are required to be paid by the Mortgagor under the terms of the related Mortgage Note (without regard to the related Buydown Agreement as if the Mortgage Loan were not subject to the terms of the Buydown Agreement). With respect to each Buydown Mortgage
Loan, the Servicer will distribute to the Owner on each Remittance Date an amount of Buydown Funds equal to the amount that, when added to the amount required to be paid on such date by the related Mortgagor, pursuant to and in accordance with the related Buydown Agreement, equals the full Monthly Payment that would otherwise be required to be paid on such Mortgage Loan by the related
Mortgagor under the terms of the related Mortgage Note (as if the Mortgage Loan were not a Buydown Mortgage Loan and without regard to the related Buydown
Agreement).

         If the Mortgagor on a Buydown Mortgage Loan defaults on such Mortgage
Loan during the Buydown Period and the Mortgaged Property securing such Buydown
Mortgage Loan is sold

                                       29

in the liquidation thereof (either by the Servicer or the insurer under any related Primary Insurance Policy) the Servicer shall, on the Remittance Date following the date upon which Liquidation Proceeds or REO Disposition proceeds are received with respect to any such Buydown Mortgage Loan, distribute to the
Owner all remaining Buydown Funds for such Mortgage Loan then remaining in the
Escrow Account. Pursuant to the terms of each Buydown Agreement, any amounts distributed to the Owner in accordance with the preceding sentence will be applied to reduce the outstanding principal balance of the related Buydown
Mortgage Loan. If a Mortgagor on a Buydown Mortgage Loan prepays such Mortgage
Loan in its entirety during the related Buydown Period, the Servicer shall be required to withdraw from the Escrow Account any Buydown Funds remaining in the
Escrow Account with respect to such Buydown Mortgage Loan in accordance with the related Buydown Agreement. If a principal prepayment by a Mortgagor on a Buydown
Mortgage Loan during the related Buydown Period, together with any Buydown Funds then remaining in the Escrow Account related to such Buydown Mortgage Loan, would result in a principal prepayment of the entire unpaid principal balance of the Buydown Mortgage Loan, the Servicer shall distribute to the Owner on the
Remittance Date occurring in the month immediately succeeding the month in which such Principal Prepayment is received, all Buydown Funds related to such
Mortgage Loan so remaining in the Escrow Account, together with any amounts required to be deposited into the Custodial Account.

         Section 4.21 Notification of Adjustments.

         With respect to each Adjustable Rate Mortgage Loan, the Servicer shall adjust the Mortgage Interest Rate on the related Adjustment Date in compliance with the requirements of applicable law and the related Mortgage and Mortgage
Note. The Servicer shall execute and deliver any and all necessary notices required under applicable law and the terms of the related Mortgage Note and
Mortgage regarding the Mortgage Interest Rate adjustments. Upon the discovery by the Servicer or the receipt of notice from the Owner that the Servicer has failed to adjust a Mortgage Interest Rate in accordance with the terms of the related Mortgage Note, the Servicer shall immediately deposit in the Custodial
Account from its own funds the amount of any interest loss or deferral caused the Owner thereby.

         Section 4.22 Confidentiality/Protection of Customer Information.

         Each party agrees that it shall comply with all applicable laws and regulations regarding the privacy or security of Customer Information and shall maintain appropriate administrative, technical and physical safeguards to protect the security, confidentiality and integrity of Customer Information, including maintaining security measures designed to meet the objectives of the
Interagency Guidelines Establishing Standards for Safeguarding Customer
Information, 66 Fed. Reg. 8616 (the "Interagency Guidelines"). For purposes of this Section, the term "Customer Information" shall have the meaning assigned to it in the Interagency Guidelines. The Servicer shall promptly make available to the Owner's regulators information regarding such security measures as requested by such regulators. For purposes of this Section, the term "Customer
Information" shall have the meaning assigned to it in the Interagency
Guidelines. Each party further agrees that any Customer Information transmitted electronically by either party must be encrypted.

                                       30

         Section 4.23 Fair Credit Reporting Act

         The Servicer, in its capacity as servicer for each Mortgage Loan, agrees to fully furnish, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to Equifax, Experian and Trans
Union Credit Information Servicer, on a monthly basis. The Servicer agrees to transmit full file credit reporting data for each Mortgage Loan pursuant to
Fannie Mae Guide Announcement 95-19 and for each Mortgage Loan, the Servicer shall report the status thereof in accordance with the Fannie Mae Single-Family
Servicing Guide. The Servicer shall comply with Title V of the
Gramm-Leach-Bliley Act of 1999 and all applicable regulations promulgated thereunder, relating to the Mortgage Loans and the related borrowers and shall provide all required notices thereunder.

         Section 4.24 Use of Subservicers and Subcontractors.

         The Servicer shall not hire or otherwise utilize the services of any
Subservicer to fulfill any of the obligations of the Servicer under this
Agreement or any Reconstitution Agreement unless the Servicer complies with the provisions of paragraph (a) of this Section 4.24. The Servicer shall not hire or otherwise utilize the services of any Subcontractor, and shall not permit any
Subservicer to hire or otherwise utilize the services of any Subcontractor, to fulfill any of the obligations of the Servicer under this Agreement or any
Reconstitution Agreement unless the Servicer complies with the provisions of paragraph (b) of this Section 4.24.

                  (a) It shall not be necessary for the Servicer to seek the consent of the Owner, any Master Servicer or any Depositor to the utilization of any Subservicer. The Servicer shall cause any Subservicer used by the Servicer
(or by any Subservicer) for the benefit of the Owner and any Depositor to comply with the provisions of this Section 4.24 and with Sections 6.04, 6.06 and 9.01 of this Agreement to the same extent as if such Subservicer were the Servicer, and to provide the information required with respect to such Subservicer under
Section 9.01 of this Agreement. The Servicer shall be responsible for obtaining from each Subservicer and delivering to the Owner and any Depositor any servicer compliance statement required to be delivered by such Subservicer under Section
6.04 and any assessment of compliance and attestation required to be delivered by such Subservicer under Section 6.06 and any certification required to be delivered to the Person that will be responsible for signing the Sarbanes
Certification under Section 6.06 as and when required to be delivered.

                  (b) It shall not be necessary for the Servicer to seek the consent of the Owner, any Master Servicer or any Depositor to the utilization of any Subcontractor. The Servicer shall promptly upon request provide to the
Owner, any Master Servicer and any Depositor (or any designee of the Depositor, such as a master servicer or administrator) a written description (in form and substance satisfactory to the Owner, such Master Servicer and such Depositor) of the role and function of each Subcontractor utilized by the Servicer or any
Subservicer, specifying (i) the identity of each such Subcontractor, (ii) which
(if any) of such Subcontractors are "participating in the servicing function"
within the meaning of Item 1122 of Regulation AB, and (iii) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (ii) of this paragraph.

                                       31

         As a condition to the utilization of any Subcontractor determined to be
"participating in the servicing function" within the meaning of Item 1122 of
Regulation AB, the Servicer shall cause any such Subcontractor used by the
Servicer (or by any Subservicer) for the benefit of the Owner, any Master
Servicer and any Depositor to comply with the provisions of Sections 6.06 and
9.01 of this Agreement to the same extent as if such Subcontractor were the
Servicer. The Servicer shall be responsible for obtaining from each
Subcontractor and delivering to the Owner, any Master Servicer and any Depositor
any assessment of compliance and attestation required to be delivered by such
Subcontractor under Section 6.06, in each case as and when required to be delivered.

         Section 4.25 Automated Servicing Systems.

         The Servicer shall establish, format, maintain and transmit to the
Owner the Servicer's electronic mortgage servicing files and other electronic data storage and transmission systems related to the Mortgage Loans
(collectively, the "Servicing Systems") in accordance with the guidelines and requirements set forth in Exhibit D attached hereto (the "Servicer
Requirements") and the Servicer shall cooperate with the Owner to receive data from the Owner that is to be incorporated in the Servicing Systems in accordance with the Servicer Requirements.

         Section 4.26 Disaster Recovery/Business Continuity Plan.

         The Servicer shall maintain contingency plans, recovery plans and proper risk controls to ensure Servicer's continued performance under this
Agreement. The Servicer agrees to make available to the Owner's regulators information regarding such plans as requested by such regulators.

         Section 4.27 Quality Control Procedures.

         The Servicer shall have an internal quality control program that, on a regular basis, evaluates and monitors the overall quality of the servicing activities of the Servicer in accordance with industry standards.

                                   ARTICLE V

                                PAYMENTS TO OWNER

Section 5.01      Remittances.

         On each Remittance Date, the Servicer shall remit by wire transfer of immediately available funds to the Owner (a) all amounts deposited in the
Custodial Account as of the close of business on the Determination Date (net of charges against or withdrawals from the Custodial Account pursuant to Section
4.05), plus (b) all amounts, if any, which the Servicer is obligated to distribute pursuant to Section 5.03, minus (c) any amounts attributable to
Principal Prepayments received after the applicable Principal Prepayment Period which amounts shall be remitted on the following Remittance Date; and minus (d)
any amounts attributable to Buydown Funds being held in the Custodial Account, which amounts shall be remitted on the Remittance Date next succeeding the Due
Period for such amounts.

                                       32

         With respect to any remittance received by the Owner after the second
Business Day following the Business Day on which such payment was due, the
Servicer shall pay to the Owner interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus three percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be deposited in the Custodial Account by the
Servicer on the date such late payment is made and shall cover the period commencing with the day following such Business Day and ending with the Business
Day on which such payment is made, both inclusive. Such interest shall be remitted along with the distribution payable on the next succeeding Remittance
Date. The payment by the Servicer of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the
Servicer.

         Section 5.02 Statements to Owner.

         Not later than the first (1st) Business Day of each month, the Servicer shall furnish to the Owner, with respect to the preceding month, a monthly collection report, a monthly paid in full report that summarizes Mortgage Loans paid in full during the related Due Period and a monthly trial balance report that provides a trial balance as of the last day of the month preceding such
Remittance Date in electronic format set forth in Exhibit D, attached hereto, or as agreed upon by the Servicer and the Owner.

         Not later than the fifth (5th) Business Day of each month, the Servicer shall furnish to the Owner in either written or electronic format, a delinquency report and a monthly remittance advice containing the information set forth in
Exhibit D, attached hereto, each in a form mutually acceptable to the Servicer and the Owner, as to the period ending on the last day of the preceding month.
The Servicer shall furnish to the Owner such other reports as provided for in
Exhibit D, attached hereto.

         Section 5.03 Monthly Advances by Servicer.

         No later than the close of business on the Determination Date, the
Servicer shall deposit in the Custodial Account from its own funds or from amounts held for future distribution an amount equal to all Monthly Payments
(with interest adjusted to the Mortgage Loan Remittance Rate) which were due on the Mortgage Loans during the applicable Due Period and which were delinquent at the close of business on the immediately preceding Determination Date or which were deferred pursuant to Section 4.01. Any amounts held for future distribution and so used shall be replaced by the Servicer by deposit in the Custodial
Account on or before any future Remittance Date if funds in the Custodial
Account on such Remittance Date shall be less than payments to the Owner required to be made on such Remittance Date. The Servicer's obligation to make such Monthly Advances as to any Mortgage Loan will continue through the last
Monthly Payment due prior to the payment in full of the Mortgage Loan, or through the last Remittance Date prior to the Remittance Date for the distribution of all Liquidation Proceeds and other payments or recoveries
(including REO Disposition Proceeds, Insurance Proceeds and Condemnation
Proceeds) with respect to the Mortgage Loan; provided, however, that the
Servicer shall not make Monthly Advances or Servicing Advances if the Servicer determines, in its sole reasonable opinion, that advances with respect to such
Mortgage Loan are non-recoverable by the Servicer from Liquidation Proceeds, REO
Disposition Proceeds, Insurance

                                       33

Proceeds, Condemnation Proceeds, or otherwise with respect to a particular
Mortgage Loan. In the event that the Servicer determines that any such advances are non-recoverable, the Servicer shall provide the Owner with a certificate signed by two officers of the Servicer evidencing such determination.

         Section 5.04 Repurchase.

         The Servicer shall cooperate with the Owner in facilitating the repurchase of any Mortgage Loan by the Seller. Upon receipt by the Servicer of notice from the Owner of a breach by the Seller of a representation or warranty contained in any agreement between the Owner and the Seller, or a request by the
Owner for the Seller to repurchase any Mortgage Loan, the Servicer shall, at the direction of the Owner, use its best efforts to cure and correct any such breach related to such deficiencies of the related Mortgage Loans.

         At the time of repurchase, the Owner or the Custodian, as applicable, and the Servicer shall arrange for the reassignment of the repurchased Mortgage
Loan to the Seller according to the Owner's instructions and the delivery of any documents held by the Servicer with respect to the repurchased Mortgage Loan.
The Servicer will facilitate the remittance of repurchase funds between the
Seller and the Owner, but shall not be required to advance any funds for such repurchase and shall be reimbursed for any expenses incurred due to such repurchase.

                                       34

                                   ARTICLE VI

                          GENERAL SERVICING PROCEDURES

         Section 6.01 Transfers of Mortgaged Property.

         The Servicer shall use its best efforts to enforce any "due-on-sale"
provision contained in any Mortgage or Mortgage Note and to deny assumption by the Person to whom the Mortgaged Property has been or is about to be sold whether by absolute conveyance or by contract of sale, and whether or not the
Mortgagor remains liable on the Mortgage and the Mortgage Note. When the
Mortgaged Property has been conveyed by the Mortgagor, the Servicer shall, to the extent it has knowledge of such conveyance, exercise its rights to accelerate the maturity of such Mortgage Loan under the "due-on-sale" clause applicable thereto, provided, however, that the Servicer shall not exercise such rights if prohibited by law from doing so or if the exercise of such rights would impair or threaten to impair any recovery under the related PMI Policy or
LPMI Policy, if any.

         If the Servicer reasonably believes it is unable under applicable law to enforce such "due-on-sale" clause, the Servicer shall enter into (i) an assumption and modification agreement with the person to whom such property has been conveyed, pursuant to which such person becomes liable under the Mortgage
Note and the original Mortgagor remains liable thereon or (ii) in the event the
Servicer is unable under applicable law to require that the original Mortgagor remain liable under the Mortgage Note and the Servicer has the prior consent of the primary mortgage guaranty insurer, a substitution of liability agreement with the purchaser of the Mortgaged Property pursuant to which the original
Mortgagor is released from liability and the purchaser of the Mortgaged Property is substituted as Mortgagor and becomes liable under the Mortgage Note. If an assumption fee is collected by the Servicer for entering into an assumption agreement the fee will be retained by the Servicer as additional servicing compensation. In connection with any such assumption, neither the Mortgage
Interest Rate borne by the related Mortgage Note, the term of the Mortgage Loan, the outstanding principal amount of the Mortgage Loan nor any other material terms shall be changed without Owner's consent.

         To the extent that any Mortgage Loan is assumable, the Servicer shall inquire diligently into the credit worthiness of the proposed transferee, and shall use the underwriting criteria for approving the credit of the proposed transferee which are used with respect to underwriting mortgage loans of the same type as the Mortgage Loan. If the credit worthiness of the proposed transferee does not meet such underwriting criteria, the Servicer diligently shall, to the extent permitted by the Mortgage or the Mortgage Note and by applicable law, accelerate the maturity of the Mortgage Loan.

         Section 6.02 Satisfaction of Mortgages and Release of Mortgage Files.

         Upon the payment in full of any Mortgage Loan, or the receipt by the
Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer shall notify the Owner in the monthly remittance advice as provided in Section 5.02, and may request the release of any Mortgage Loan Documents. If such Mortgage Loan is a MERS Mortgage Loan, the
Servicer is authorized to cause the removal from the registration on

                                       35

the MERS System of such Mortgage and to execute and deliver, on behalf of the
Owner, any and all instruments of satisfaction or cancellation or of partial or full release.

         If the Servicer satisfies or releases a Mortgage without first having obtained payment in full of the indebtedness secured by the Mortgage or without the Owner's prior written approval of such satisfaction or release or should the
Servicer otherwise prejudice any rights the Owner may have under the mortgage instruments, upon written demand of the Owner, the Servicer shall deposit in the
Custodial Account the entire outstanding principal balance, plus all accrued interest on such Mortgage Loan from the date interest was last paid to the Owner to the day prior to the Remittance Date, on the day preceding the Remittance
Date in the month following the date of such release; provided, however, the
Servicer shall not be obligated to deposit such amount if the Owner provided the
Servicer with prior written approval of such action to be taken by the Servicer.
The Servicer shall maintain the Fidelity Bond and Errors and Omissions Insurance
Policy as provided for in Section 4.12 insuring the Servicer against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.

         Section 6.03 Servicing Compensation.

         As compensation for its services hereunder, the Servicer shall be entitled to withdraw from the Custodial Account the amount of its Servicing Fee.
The Servicing Fee shall be payable monthly and shall be computed on the basis of the same unpaid principal balance and for the period respecting which any related interest payment on a Mortgage Loan is received. The obligation of the
Owner to pay the Servicing Fee is limited to, and payable solely from, the interest portion of such Monthly Payments.

         Additional servicing compensation in the form of assumption fees, to the extent provided in Section 6.01, late payment charges and other ancillary fees shall be retained by the Servicer to the extent not required to be deposited in the Custodial Account. The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement thereof except as specifically provided for herein.

         Section 6.04 Annual Statements as to Compliance.

         On or before March 1 of each calendar year, commencing in 2007, the
Servicer shall deliver to the Owner or any Master Servicer and Depositor a statement of compliance addressed to the Owner, any Master Servicer and such
Depositor and signed by an authorized officer of the Servicer, to the effect that (a) a review of the Servicer's activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under this
Agreement and any applicable Reconstitution Agreement during such period has been made under such officer's supervision, and (b) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement and any applicable Reconstitution Agreement in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof.

                                       36

         Section 6.05 [Reserved.]

         Section 6.06 Report on Assessment of Compliance and Attestation.

         On or before March 1 of each calendar year, commencing in 2007, the
Servicer shall:

                  (a) deliver to the Owner, any Master Servicer and any
Depositor a report (in form and substance reasonably satisfactory to the Owner, such Master Servicer and such Depositor) regarding the Servicer's assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item
1122 of Regulation AB. Such report shall be addressed to the Owner, such Master
Servicer and such Depositor and signed by an authorized officer of the Servicer and shall address each of the "Applicable Servicing Criteria" specified substantially on Exhibit H hereto (or those Servicing Criteria otherwise mutually agreed to by the Owner and the Servicer in response to evolving interpretations of Regulation AB;

                  (b) deliver to the Owner, any Master Servicer and any
Depositor a report of a registered public accounting firm reasonably acceptable to the Owner, such Master Servicer and such Depositor that attests to, and reports on, the assessment of the compliance made by the Servicer and delivered pursuant to the .preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act;

                  (c) cause each Subservicer and each Subcontractor, determined by the Servicer pursuant to Section 4.24(b) to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, to deliver to the Owner, any Master Servicer and any Depositor an assessment of compliance and accountants' attestation as and when provided in paragraphs (i) and (ii) of this Section 6.06; and

                  (d) deliver, and cause each Subservicer and each Subcontractor described in clause (iii) to deliver to the Owner, any Master Servicer, any
Depositor and any other Person that will be responsible for signing the certification (a "Sarbanes Certification") required by Rules 13a-14(d) and
15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley
Act of 2002) on behalf of an asset-backed issuer with respect to a
Securitization Transaction a certification in the form attached hereto as
Exhibit I.

         The Servicer acknowledges that the parties identified in clause (d)
above may rely on the certification provided by the Servicer pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission.

         Each assessment of compliance provided by a Subservicer pursuant to
Section 6.06(a) shall address each of the Servicing Criteria specified substantially in the form of Exhibit H hereto delivered to the Owner concurrently with the execution of this Agreement or, in the case of a
Subservicer subsequently appointed as such, on or prior to the date of such appointment. An assessment of compliance provided by a Subcontractor pursuant to
Section 6.06(c) need not address any elements of the Servicing Criteria other than those specified by the Servicer pursuant to Section 4.24.

                                       37

         Section 6.07 Right to Examine Servicer Records.

         The Owner, or its designee, shall have the right to examine and audit any and all of the books, records, or other information of the Servicer, whether held by the Servicer or by another on its behalf, with respect to or concerning this Agreement or the Mortgage Loans, during business hours or at such other times as may be reasonable under applicable circumstances, upon reasonable advance notice. The Owner shall pay its own expenses associated with such examination.

         Section 6.08 Compliance with REMIC Provisions.

         If a REMIC election has been made with respect to the arrangement under which the Mortgage Loans and REO Property are held, the Servicer shall not take any action, cause the REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the REMIC as a REMIC or
(ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on "prohibited transactions" as defined in Section 860F(a) (2) of the
Code and the tax on "contributions" to a REMIC set forth in Section 860G(d) of the Code) unless the Servicer has received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such REMIC status or result in the imposition of any such tax.

                                  ARTICLE VII

                              SERVICER TO COOPERATE

         Section 7.01 Provision of Information.

         During the term of this Agreement, the Servicer shall furnish to the
Owner such periodic, special, or other reports or information, and copies or originals of any documents contained in the Servicing File for each Mortgage
Loan provided for herein. All other special reports or information not provided for herein as shall be necessary, reasonable, or appropriate with respect to the
Owner or any regulatory agency will be provided at the Owner's expense. All such reports, documents or information shall be provided by and in accordance with all reasonable instructions and directions which the Owner may give. In addition, during the term of this Agreement, the Servicer shall provide to the
OCC and to comparable regulatory authorities supervising the Owner or any of
Owner's assigns (including beneficial owners of securities issued in
Securitization Transactions backed by the Mortgage Loans) and the examiners and supervisory agents of the OCC and such other authorities, access to the documentation required by applicable regulations of the OCC and such other authorities with respect to the Mortgage Loans. Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices designated by the Servicer.

         The Servicer shall execute and deliver all such instruments and take all such action as the Owner may reasonably request from time to time, in order to effectuate the purposes and to carry out the terms of this Agreement.

                                       38

         Section 7.02 Financial Statements; Servicing Facility.

         In connection with marketing the Mortgage Loans, the Owner may make available to a prospective Owner a Consolidated Statement of Operations of the
Servicer for the most recently completed two (2) fiscal years for which such a statement is available, as well as a Consolidated Statement of Condition at the end of the last two (2) fiscal years covered by such Consolidated Statement of
Operations. The Servicer, upon request, also shall make available any comparable interim statements to the extent any such statements have been prepared by or on behalf of the Servicer (and are available upon request to members or stockholders of the Servicer or to the public at large).

         The Servicer also shall make available to the Owner or prospective purchasers a knowledgeable financial or accounting officer for the purpose of answering questions respecting recent developments affecting the Servicer or the financial statements of the Servicer, and to permit the Owner or any prospective purchaser to inspect the Servicer's servicing facilities for the purpose of satisfying the Owner or any such prospective purchaser that the Servicer has the ability to service the Mortgage Loans as provided in this Agreement.

                                  ARTICLE VIII

                                  THE SERVICER

         Section 8.01 Indemnification; Third Party Claims.

         The Servicer shall indemnify and hold the Owner and its officers, directors, successors and any permitted assigns (an "Owner Indemnified Party")
harmless against, and shall reimburse each of them for, any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that the Owner Indemnified Party may sustain in any way related to the failure of the
Servicer to perform its duties and service the Mortgage Loans in strict compliance with the terms of this Agreement or resulting from, a breach of the representations and warranties contained in this Agreement. The Servicer immediately shall notify the Owner if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume (with the prior written consent of the Owner) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or the Owner in respect of such claim. The Servicer shall follow any written instructions received from the Owner in connection with such claim. The Owner promptly shall reimburse the Servicer for all amounts advanced by it pursuant to the preceding sentence except when the claim is in any way related to the Servicer's indemnification pursuant to Section 3.02, or the failure of the Servicer to service and administer the Mortgage Loans in strict compliance with the terms of this Agreement.

         The Owner shall indemnify and hold the Servicer and its officers, directors, successors and any permitted assigns harmless from, and shall reimburse each of them for, all losses, incurred by or asserted against any of such individuals or entities which result from any failure by the Owner to perform its obligations in any material respect under any agreement with respect to the Mortgage Loan. The Owner's obligations under this Section 8.01 shall be without regard

                                       39

to qualification as to knowledge and shall survive any Reconstitution Date and the termination of this Agreement.

         Section 8.02 Merger or Consolidation of the Servicer.

         The Servicer shall keep in full effect its existence, rights and franchises and shall obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage
Loans and to perform its duties under this Agreement.

         Any Person into which the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to the business of the
Servicer, shall be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, provided, however, that the successor or surviving Person shall be an institution (i)
having a GAAP net worth of not less than $15,000,000 and (ii) which is a Fannie
Mae/Freddie Mac-approved servicer in good standing. Furthermore, in the event the Servicer transfers or otherwise disposes of all or substantially all of its assets to an affiliate of the Servicer, such affiliate shall satisfy the condition above, and shall also be fully liable to the Owner for all of the
Servicer's obligations and liabilities hereunder.

         Section 8.03 Limitation on Liability of Servicer and Others.

         Neither the Servicer nor any of the directors, officers, employees or agents of the Servicer shall be under any liability to the Owner for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment, provided, however, that this provision shall not protect the Servicer or any such Person against any breach of warranties or representations made herein, or failure to perform its obligations in strict compliance with any standard of care set forth in this
Agreement or any other liability which would otherwise be imposed under this
Agreement. The Servicer and any director, officer, employee or agent of the
Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.
The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage
Loans in accordance with this Agreement and which in its opinion may involve it in any expense or liability, provided, however, that the Servicer may, with the consent of the Owner, undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto. In such event, the Servicer shall be entitled to reimbursement from the
Owner of the reasonable legal expenses and costs of such action, unless any such costs result from a breach of the Servicer's representations and warranties made herein or its failure to perform its obligations in strict compliance with this
Agreement.

         Section 8.04 Limitation on Resignation and Assignment by Servicer.

         The Owner has entered into this Agreement with the Servicer and subsequent purchasers will purchase the Mortgage Loans in reliance upon the independent status of the Servicer, and the representations as to the adequacy of its servicing facilities, personnel, records and

                                       40

procedures, its integrity, reputation and financial standing, and the continuance thereof. Therefore, the Servicer shall neither assign this Agreement or the servicing rights hereunder or delegate its rights or duties hereunder
(other than pursuant to Sections 4.01 and 4.24) or any portion hereof or sell or otherwise dispose of all of its property or assets without the prior written consent of the Owner, which consent shall not be unreasonably withheld.

         The Servicer shall not resign from the obligations and duties hereby imposed on it except by mutual consent of the Servicer and the Owner or upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Servicer. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Owner which Opinion of
Counsel shall be in form and substance acceptable to the Owner. No such resignation shall become effective until a successor shall have assumed the
Servicer's responsibilities and obligations hereunder in the manner provided in
Section 12.01.

         Without in any way limiting the generality of this Section 8.04, in the event that the Servicer either shall assign this Agreement or the servicing responsibilities hereunder or delegate its duties hereunder (other than pursuant to Sections 4.01 and 4.24) or any portion thereof or sell or otherwise dispose of all or substantially all of its property or assets, without the prior written consent of the Owner, then the Owner shall have the right to terminate this
Agreement upon notice given as set forth in Section 10.01, without any payment of any penalty or damages and without any liability whatsoever to the Servicer or any third party.

                                   ARTICLE IX

                           SECURITIZATION TRANSACTIONS

         Section 9.01 Removal of Mortgage Loans from Inclusion Under this
Agreement Upon a Securitization Transaction

         The Owner and the Servicer agree that with respect to some or all of the Mortgage Loans, the Owner, at its sole option, may effect Whole Loan
Transfers, Agency Sales or Securitization Transactions, retaining the Servicer as the servicer thereof or subservicer if a master servicer is employed, or as applicable the "seller/servicer." On the Reconstitution Date, the Mortgage Loans transferred may cease to be covered by this Agreement; provided, however, that, in the event that any Mortgage Loan transferred pursuant to this Section 9 is rejected by the transferee, the Servicer shall continue to service such rejected
Mortgage Loan on behalf of the Owner in accordance with the terms and provisions of the Warehousing Servicing Agreement.

         The Servicer shall cooperate with the Owner in connection with each
Whole Loan Transfer, Agency Sale or Securitization Transaction in accordance with this Section 9.

                  (a) The Servicer shall make all representations and warranties with respect to the servicing of the Mortgage Loans and with respect to the
Servicer itself as of the closing date of each Whole Loan Transfer, Agency Sale or Securitization Transaction;

                                       41

                  (b) The Servicer shall negotiate in good faith and execute any servicing agreements or pooling and servicing agreements required to effectuate the foregoing provided such agreements create no greater obligation or cost on the part of the Servicer than otherwise set forth in this Agreement and provided such agreements are received by the Servicer within a reasonable time sufficient for the Servicer and Servicer's counsel to review such agreements;

                  (c) In connection with any Securitization Transaction, the
Servicer shall (1) within five (5) Business Days following request by the Owner or any Depositor, provide to the Owner and such Depositor (or, as applicable, cause each Subservicer to provide), in writing and in form and substance reasonably satisfactory to the Owner and such Depositor, the information and materials specified in subsections (d) and (g) and (2) as promptly as practicable following notice to or discovery by the Servicer, provide to the
Owner and any Depositor (in writing and in form and substance reasonably satisfactory to the Owner and such Depositor) the information specified in subsection (e).

                  (d) If so requested by the Owner or any Depositor, the
Servicer shall provide such information regarding the Servicer, as servicer of the Mortgage Loans, and each Subservicer (each of the Servicer and each
Subservicer, for purposes of this paragraph, a "Servicer"), as is requested for the purpose of compliance with Items 1108, 1117 and 1119 of Regulation AB. Such information shall include, at a minimum:

                           (i) the Servicer's form of organization;

                           (ii) a description of how long the Servicer has been
         servicing residential mortgage loans; a general discussion of the
         Servicer's experience in servicing assets of any type as well as a more detailed discussion of the Servicer's experience in, and procedures for, the servicing function it will perform under this Agreement and any Reconstitution Agreements; information regarding the size, composition and growth of the Servicer's portfolio of residential mortgage loans of a type similar to the Mortgage Loans and information on factors related to the Servicer that may be material, in the good faith judgment of the Owner or any Depositor, to any analysis of the servicing of the Mortgage Loans or the related asset-backed securities, as applicable, including, without limitation:

                                    (1) whether any prior securitizations of
                           mortgage loans of a type similar to the Mortgage
                           Loans involving the Servicer have defaulted or
                           experienced an early amortization or other
                           performance triggering event because of servicing
                           during the three-year period immediately preceding
                           the related Securitization Transaction;

                                    (2) the extent of outsourcing the Servicer
                           utilizes;

                                    (3) whether there has been previous
                           disclosure of material noncompliance with the
                           applicable servicing criteria with respect to other
                           securitizations of residential mortgage loans
                           involving the Servicer as a servicer during the
                           three-year period immediately preceding the related
                           Securitization Transaction;

                                       42

                                    (4) whether the Servicer has been terminated
                           as servicer in a residential mortgage loan
                           securitization, either due to a servicing default or
                           to application of a servicing performance test or
                           trigger; and

                                    (5) such other information as the Owner or
                           any Depositor may reasonably request for the purpose
                           of compliance with Item 1108(b)(2) of Regulation AB;

                           (iii) a description of any material changes during
         the three-year period immediately preceding the related Securitization
         Transaction to the Servicer's policies or procedures with respect to the servicing function it will perform under this Agreement and any
         Reconstitution Agreements for mortgage loans of a type similar to the
         Mortgage Loans;

                           (iv) information regarding the Servicer's financial
         condition, to the extent that there is a material risk that an adverse financial event or circumstance involving the Servicer could have a material adverse effect on the performance by the Servicer of its servicing obligations under this Agreement or any Reconstitution
         Agreement;

                           (v) information regarding advances made by the
         Servicer on the Mortgage Loans and the Servicer's overall servicing portfolio of residential mortgage loans for the three-year period immediately preceding the related Securitization Transaction, which may be limited to a statement by an authorized officer of the Servicer to the effect that the Servicer has made all advances required to be made on residential mortgage loans serviced by it during such period, or, if such statement would not be accurate, information regarding the percentage and type of advances not made as required, and the reasons for such failure to advance;

                           (vi) a description of the Servicer's processes and
         procedures designed to address any special or unique factors involved in servicing loans of a similar type as the Mortgage Loans;

                           (vii) a description of the Servicer's processes for
         handling delinquencies, losses, bankruptcies and recoveries, such as through liquidation of mortgaged properties, sale of defaulted mortgage loans or workouts;

                           (viii) information as to how the Servicer defines or
         determines delinquencies and charge-offs, including the effect of any grace period, re-aging, restructuring, partial payments considered current or other practices with respect to delinquency and loss experience; and

                           (ix) a description of any material legal or
         governmental proceedings pending (or known to be contemplated) against the Servicer; and

                           (x) a description of any affiliation or relationship
         between the Servicer and any of the following parties to a
         Securitization Transaction, as such parties are

                                       43

         identified to the Servicer by the Owner or any Depositor in writing in advance of such Securitization Transaction:

                                    (1)     the sponsor;
                                    (2)     the depositor;
                                    (3)     the issuing entity;
                                    (4)     any servicer;
                                    (5)     any trustee;
                                    (6)     any originator;
                                    (7)     any significant obligor;
                                    (8)     any enhancement or support provider;
                                            and
                                    (9)     any other material transaction
                                            party.

                  (e) For the purpose of satisfying the reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the
Servicer shall (or shall cause each Subservicer to) (i) provide prompt notice to the Owner, any Master Servicer and any Depositor in writing of (A) any material litigation or governmental proceedings involving the Servicer or any Subservicer
, (B) any affiliations or relationships that develop following the closing date of a Securitization Transaction between the Servicer or any Subservicer and any of the parties specified in clause (x) of paragraph (d) of this Section (and any other parties identified in writing by the requesting party) with respect to such Securitization Transaction, (C) any Event of Default under the terms of this Agreement or any Reconstitution Agreement, (D) any merger, consolidation or sale of substantially all of the assets of the Servicer, and (E) the Servicer's entry into an agreement with a Subservicer to perform or assist in the performance of any of the Servicer's obligations under this Agreement or any
Reconstitution Agreement and (ii) provide to the Owner and any Depositor a description of such proceedings, affiliations or relationships.

                  (f) As a condition to the succession to the Servicer or any
Subservicer as servicer or subservicer under this Agreement or any
Reconstitution Agreement by any Person (i) into which the Servicer or such
Subservicer may be merged or consolidated, or (ii) which may be appointed as a successor to the Servicer or any Subservicer, the Servicer shall provide to the
Owner and any Depositor, at least fifteen (15) calendar days prior to the effective date of such succession or appointment, (x) written notice to the
Owner and any Depositor of such succession or appointment and (y) in writing and in form and substance reasonably satisfactory to the Owner and such Depositor, all information reasonably requested by the Owner or any Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to any class of asset-backed securities.

                  (g) (i) The Servicer shall be deemed to represent to the
         Owner, to any Master Servicer and to any Depositor, as of each date on which information is first provided to the Owner, any Master Servicer or any Depositor under this Section 9.01 that, except as disclosed in writing to the Owner, any Master Servicer or such Depositor prior to such date: (1) the Servicer is not aware and has not received notice that any default, early amortization or other performance triggering event has occurred as to any other securitization due to any act or failure to act of the Servicer; (2) the Servicer has not been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; (3) no

                                       44

         material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Servicer as servicer has been disclosed or reported by the Servicer; (4) no material changes to the Servicer's policies or procedures with respect to the servicing function it will perform under this Agreement and any Reconstitution Agreement for mortgage loans of a type similar to the Mortgage Loans have occurred during the three-year period immediately preceding the related Securitization Transaction;
         (5) there are no aspects of the Servicer's financial condition that could have a material adverse effect on the performance by the Servicer of its servicing obligations under this Agreement or any Reconstitution
         Agreement; (6) there are no material legal or governmental proceedings pending (or known to be contemplated) against the Servicer or any
         Subservicer; and (7) there are no affiliations, relationships or transactions relating to the Servicer or any Subservicer with respect to any Securitization Transaction and any party thereto identified by the related Depositor of a type described in Item 1119 of Regulation
         AB.

                  (ii) If so requested by the Owner, any Master Servicer or any
         Depositor on any date following the date on which information is first provided to the Owner, any Master Servicer or any Depositor under this
         Section 9.01, the Servicer shall, within five (5) Business Days following such request, confirm in writing the accuracy of the representations and warranties set forth in sub clause (i) above or, if any such representation and warranty is not accurate as of the date of such request, provide reasonably adequate disclosure of the pertinent facts, in writing, to the requesting party.

                  (iii) In addition to such information as the Servicer, as
         servicer, is obligated to provide pursuant to other provisions of this
         Agreement, if so requested by the Owner or any Depositor, the Servicer shall provide such information reasonably available to the Servicer regarding the performance or servicing of the Mortgage Loans as is reasonably required to facilitate preparation of distribution reports in accordance with Item 1121 of Regulation AB. Such information shall be provided concurrently with the monthly reports otherwise required to be delivered by the servicer under this Agreement, commencing with the first such report due not less than ten (10) Business Days following request.

                  (h) The Servicer shall indemnify the Owner, each affiliate of the Owner, and each of the following parties participating in a Securitization
Transaction: each sponsor and issuing entity; each Person, including any Master
Servicer, if applicable, responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such
Securitization Transaction, or for execution of a certification pursuant to Rule
13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such
Securitization Transaction; each broker dealer acting as underwriter, placement agent or initial Owner, each Person who controls any of such parties or the
Depositor (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees, affiliates and agents of each of the foregoing and of the Depositor
(each an "Indemnified Party"), and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

                                       45

                           (i) (A) any untrue statement of a material fact
         contained or alleged to be contained in any information, report, certification, data, accountants' letter or other material provided under Sections 4.24, 6.04, 6.06, 9.01(c), (d) and (h) by or on behalf of the Servicer, or provided under Sections 4.24, 6.04, 6.06, 9.01(c),
         (d) and (h) by or on behalf of any Subservicer or Subcontractor
         (collectively, the "Servicer Information"), or (B) the omission or alleged omission to state in the Servicer Information a material fact required to be stated in the Servicer Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of
         clarification, that clause (B) of this paragraph shall be construed solely by reference to the Servicer Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Servicer Information or any portion thereof is presented together with or separately from such other information;

                           (ii) any breach by the Servicer of its obligations
         under this Section 9.01(h), including particularly any failure by the
         Servicer, any Subservicer or any Subcontractor to deliver any information, report, certification, accountants' letter or other material when and as required under Sections 4.24, 6.04, 6.06, 9.01(c),
         (d) and (h), including any failure by the Servicer to identify any
         Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB;

                           (iii) any breach by the Servicer of a representation
         or warranty set forth in Section 9.01(g)(i) or in a writing furnished pursuant to Section 9.01(g)(ii) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Servicer of a representation or warranty in a writing furnished pursuant to Section 9.01(g)(ii) to the extent made as of a date subsequent to such closing date; or

                           (iv) the negligence, bad faith or willful misconduct
         of the Servicer in connection with its performance under this Section
         9.01.

         If the indemnification provided for herein is unavailable or insufficient to hold harmless an Indemnified party, then the Servicer agrees that it shall contribute to the amount paid or payable by such Indemnified Party as a result of any claims, losses, damages or liabilities incurred by such
Indemnified Party in such proportion as is appropriate to reflect the relative fault of such Indemnified Party on the one hand and the Servicer on the other.

         In the case of any failure of performance described in sub-clause (ii)
of this Section 9.01(h), the Servicer shall promptly reimburse the Owner, any
Depositor, as applicable, and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants' letter or other material not delivered as required by the Servicer, any Subservicer or any Subcontractor.

                                       46

         This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement.

                  (i) The Owner and each Person who controls the Owner (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange
Act) shall indemnify the Servicer, each affiliate of the Servicer, each Person who controls any of such parties or the Servicer (within the meaning of Section
15 of the Securities Act and Section 20 of the Exchange Act) and the respective present and former directors, officers, employees and agents of each of the foregoing and of the Servicer, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

                           (i) any untrue statement of a material fact contained
         or alleged to be contained in any offering materials related to a
         Securitization Transaction, including without limitation the registration statement, prospectus, prospectus supplement, any private placement memorandum, any offering circular, any computational materials, and any amendments or supplements to the foregoing
         (collectively, the "Securitization Materials") or

                           (ii) the omission or alleged omission to state in the
         Securitization Materials a material fact required to be stated in the
         Securitization Materials or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission is other than a statement or omission arising out of, resulting from, or based upon the Servicer Information.

                  (j) In connection with any Securitization Transaction, the
Servicer shall negotiate in good faith and execute one or more servicing agreements between the Servicer and any master servicer which is generally considered to be a prudent master servicer in the secondary mortgage market, designated by the Owner in its sole discretion after consultation with the
Servicer and/or one or more custodial agreements among the Owner, the Servicer and a third party custodian/trustee which is generally considered to be a prudent custodian/trustee in the secondary mortgage market designated by the
Owner in its sole discretion after consultation with the Servicer, in either case for the purpose of pooling the Mortgage Loans with other mortgage loans for resale or securitization;

                  (k) In connection with any securitization of any Mortgage
Loans, the Servicer shall assign to the Investor that servicing agreement provided for in the Recon Acknowledgement Agreement or execute a pooling and servicing agreement, which pooling and servicing agreement may, at the Owner's direction, contain contractual provisions including, servicer advances of delinquent scheduled payments of principal and interest through liquidation
(unless deemed non recoverable) and Prepayment Interest Shortfalls (to the extent of the monthly servicing fee payable thereto);

                  (l) In connection with any Securitization Transaction, the
Servicer shall, at the Owner's expense, make available to the Owner, its affiliates, successors or assigns an agreed-

                                       47

upon procedures letter concerning the aforementioned disclosures, which letter shall be issued by an accounting firm selected by the Servicer and acceptable to the Owner, its affiliates, successors or assigns, for inclusion in the offering materials for the securities created in the Securitization Transaction; and

                  (m) In the event the Owner appoints a credit risk manager in connection with a Securitization Transaction, the Servicer shall execute a credit risk management agreement and provide reports and information reasonably required by the credit risk manager.

         The Owner and the Servicer acknowledge and agree that the purpose of
Section 9.01(d) is to facilitate compliance by the Owner and any Depositor with the provisions of Regulation AB and related rules and regulations of the
Commission. Although Regulation AB is applicable by its terms only to offerings of asset-backed securities that are registered under the Securities Act, the
Servicer acknowledges that investors in privately offered securities may require that the Owner or any Depositor provide comparable disclosure in unregistered offerings. References in this Agreement to compliance with Regulation AB include provisions of comparable disclosure in private offerings.

         Neither the Owner nor any Depositor shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder. The
Servicer acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the
Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Owner, any Master Servicer or any Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. In connection with any Securitization
Transaction, the Servicer shall cooperate fully with the Owner to deliver to the
Owner (including any of its assignees or designees) and any Depositor, any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Owner, any Master Servicer or any Depositor to permit the Owner, such Master Servicer or such Depositor to comply with the provisions of Regulation AB, together with such disclosures relating to the Servicer, any Subservicer, and the Mortgage Loans, or the
servicing of the Mortgage Loans, reasonably believed by the Owner or any
Depositor to be necessary in order to effect such compliance.

         The Owner (including any of its assignees or designees) shall cooperate with the Servicer by providing timely notice of requests for information under these provisions any by reasonably limiting such request to information required, in the Owner's reasonable judgment to comply with Regulation AB.

         In the event the Owner has elected to have the Servicer hold record title to the Mortgages prior to the Reconstitution Date, the Servicer shall prepare an Assignment of Mortgage in blank for each Mortgage Loan that is a part of a Whole Loan Transfer or Agency Sale or prepare an Assignment of Mortgage in blank or to the trustee from the Servicer acceptable to the trustee for each
Mortgage Loan that is part of a Securitization Transaction. The Owner shall pay all preparation and recording costs associated therewith. The Servicer shall execute each

                                       48

Assignment of Mortgage, track such Assignments of Mortgage to ensure they have been recorded and deliver them as required by the trustee upon the Servicer's receipt thereof.

         All Mortgage Loans (i) not sold or transferred pursuant to Whole Loan
Transfers, Agency Sales or Securitization Transactions or (ii) that are subject to a Securitization Transaction for which the related trust is terminated for any reason, shall remain subject to this Agreement and shall continue to be serviced in accordance with the terms of this Agreement and with respect thereto this Agreement shall remain in full force and effect.

                                   ARTICLE X

                                     DEFAULT

         Section 10.01 Events of Default.

         Each of the following shall constitute an Event of Default on the part of the Servicer:

                  (a) any failure by the Servicer to remit to the Owner any
payment required to be made under the terms of this Agreement which continues unremedied for a period of two (2) Business Days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Owner; or

                  (b) failure by the Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the
Servicer set forth in this Agreement or in the Custodial Agreement which continues unremedied for a period of sixty (60) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Owner or by the Custodian; or

                  (c) failure by the Servicer to maintain its license to do
business in any jurisdiction where the Mortgaged Property is located if such license is required; or

                  (d) a decree or order of a court or agency or supervisory
authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, including bankruptcy, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the
Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

                  (e) the Servicer shall consent to the appointment of a
conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property; or

                  (f) the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations or cease its normal business operations for three Business Days; or

                                       49

                  (g) the Servicer ceases to meet the qualifications of a Fannie
Mae/Freddie Mac servicer; or

                  (h) failure by the Servicer to maintain with each rating
agency a primary servicer rating with respect to the Servicer's residential Alt
A and subprime mortgage loan products no lower than the average rating for each respective rating agency; or

                  (i) the Servicer attempts to assign its right to servicing compensation hereunder or to assign this Agreement or the servicing responsibilities hereunder or to delegate its duties hereunder or any portion thereof in violation of Section 8.04;

                  (j) failure by the Servicer to duly perform, within the
required time period, its obligations under Sections 6.04 and 6.06 which failure continues unremedied for a period of fifteen (15) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by any party to this Agreement or by any master servicer responsible for master servicing the Mortgage Loans pursuant to a securitization of such Mortgage Loans; or

                  (k) failure by the Servicer, any Subservicer or any
Subcontractor to deliver any information, report, certification or other material when and as required under Article IX or Section 4.24, or any breach by the Servicer of a representation or warranty set forth in Section 9.01(g)(i), or in a writing furnished pursuant to Section 9.01(g)(ii) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, within the time period required, without notice or grace period.

         If the Servicer obtains knowledge of an Event of Default, the Servicer shall promptly notify the Owner.

         In each and every such case, so long as an Event of Default shall not have been remedied, in addition to whatever rights the Owner may have at law or equity to damages, including injunctive relief and specific performance, the
Owner, by notice in writing to the Servicer (except in the case of clause (j)
above, where termination shall be immediate and automatic), may terminate all the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof; provided that to the extent that any provision of this Agreement expressly provides for the survival of certain rights or obligations following termination of the Servicer as servicer, such provision shall be given effect. An Event of Default shall entitle the Owner in its sole discretion to terminate the rights and obligations of the Servicer as servicer under this Agreement without payment (notwithstanding anything in this
Agreement to the contrary) of any compensation to the Servicer. The Owner shall not be entitled to terminate the rights and obligations of the Servicer in the event of an Event of Default under clause (j) above if a failure of the Servicer to identify a Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB was attributable solely to the role or functions of such Subcontractor with respect to mortgage loans other than the
Mortgage Loans.

         Upon receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Mortgage
Loans or otherwise, shall

                                       50

pass to and be vested in the successor appointed pursuant to Section 12.01. Upon written request from any Owner, the Servicer shall prepare, execute and deliver to the successor entity designated by the Owner any and all documents and other instruments, place in such successor's possession all Mortgage Files, and do or cause to be done all other acts or things reasonably necessary or appropriate to effect the purposes of such notice of termination, including but not limited to the transfer and endorsement or assignment of the Mortgage Loans and related documents, all at the Servicer's sole expense, including, without limitation, any costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Owner to correct any errors or insufficiencies caused by the Servicer to enable the Owner to service the Mortgage Loans properly and effectively. The Servicer shall cooperate with the Owner and such successor in effecting the termination of the Servicer's responsibilities and rights hereunder, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

         If any of the Mortgage Loans are MERS Mortgage Loans, in connection with the termination or resignation (as described in Section 8.04) of the
Servicer hereunder, either (i) the successor servicer shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS, or (ii)
the Servicer shall cooperate with the successor servicer either (x) in causing
MERS to execute and deliver an Assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Owner and to execute and deliver such other notices, documents and other instruments as may be necessary to remove such Mortgage Loan(s) from the MERS(R) System or (y) in causing MERS to designate on the MERS(R) System the successor servicer as the servicer of such
Mortgage Loan.

         Section 10.02 Waiver of Defaults.

         By a written notice, the Owner may waive any default by the Servicer in the performance of its obligations hereunder and its consequences. Upon any waiver of a past default, such default shall cease to exist, and any Event of
Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

                                       51

                                   ARTICLE XI

                                   TERMINATION

         Section 11.01 Termination.

         This Agreement shall terminate upon either: (i) the later of the final payment or other liquidation (or any advance with respect thereto) of the last
Mortgage Loan or the disposition of any REO Property with respect to the last
Mortgage Loan and the remittance of all funds due hereunder; or (ii) mutual consent of the Servicer and the Owner in writing; or (iii) termination pursuant to Section 10.01 or 11.02.

         Upon written request from the Owner in connection with any such termination, the Servicer shall prepare, execute and deliver, any and all documents and other instruments, place in the Owner's possession all Mortgage
Files, and do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise, at the Servicer's sole expense. The Servicer agrees to cooperate with the Owner and such successor in effecting the termination of the
Servicer's responsibilities and rights hereunder as servicer, including, without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Custodial
Account or Escrow Account or thereafter received with respect to the Mortgage
Loans. The provisions of this paragraph shall not limit whatever rights the
Owner may have under other provisions of this Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

         Section 11.02 Termination Without Cause.

         The Owner may terminate, at its sole option, any rights the Servicer may have hereunder, without cause as provided in this Section 11.02. Any such notice of termination shall be in writing and delivered to the Servicer by registered mail as provided in Section 12.05.

         The Servicer shall be entitled to receive, as such liquidated damages, upon the transfer of the servicing rights, an amount equal to 2.25% of the aggregate outstanding principal amount of the Mortgage Loans as of the termination date, paid by the Owner to the Servicer with respect to all of the
Mortgage Loans so terminated.

                                  ARTICLE XII

                            MISCELLANEOUS PROVISIONS

         Section 12.01 Successor to Servicer.

         Prior to termination of the Servicer's responsibilities and duties under this Agreement pursuant to Sections 8.04, 10.01, 11.01(ii) or pursuant to
Section 11.02 the Owner shall, (i) succeed to and assume all of the Servicer's responsibilities, rights, duties and obligations under this Agreement, or (ii)
appoint a successor having the characteristics set forth in Section 8.02 and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the

                                       52

Servicer under this Agreement prior to the termination of Servicer's responsibilities, duties and liabilities under this Agreement. In connection with such appointment and assumption, the Owner may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree. In the event that the Servicer's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this
Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Servicer pursuant to the aforementioned sections shall not become effective until a successor shall be appointed pursuant to this Section 12.01 and shall in no event relieve the Servicer of the representations and warranties made pursuant to Section 3.01 and the remedies available to the Owner under
Sections 3.02 and 8.01, it being understood and agreed that the provisions of such Sections 3.01, 3.02 and 8.01 shall be applicable to the Servicer notwithstanding any such sale, assignment, resignation or termination of the
Servicer, or the termination of this Agreement.

         Any successor appointed as provided herein shall execute, acknowledge and deliver to the Servicer and to the Owner an instrument accepting such appointment, wherein the successor shall make the representations and warranties set forth in Section 3.01, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Servicer or termination of this Agreement pursuant to Section 8.04, 10.01, 11.01 or 11.02 shall not affect any claims that any Owner may have against the Servicer arising out of the Servicer's actions or failure to act prior to any such termination or resignation.

         The Servicer shall deliver promptly to the successor servicer the funds in the Custodial Account and Escrow Account and all Mortgage Files and related documents and statements held by it hereunder and the Servicer shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Servicer.

         Upon a successor's acceptance of appointment as such, the Servicer shall notify by mail the Owner of such appointment in accordance with the procedures set forth in Section 12.05.

         Section 12.02 Amendment.

         This Agreement may be amended from time to time by written agreement signed by the Servicer and the Owner.

         Section 12.03 Governing Law.

         This Agreement shall be construed in accordance with the laws of the
State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

                                       53

         Each of the Servicer and the Owner hereby knowingly, voluntarily and intentionally waives any and all rights it may have to a trial by jury in respect of any litigation based on, or arising out of, under, or in connection with this Agreement, or any other documents and instruments executed in connection herewith, or any course of conduct, course of dealing, statements
(whether oral or written), or actions of the Servicer or the Owner. This provision is a material inducement for the Owner to enter into this Agreement.

         Section 12.04 Arbitration.

         In the event a claim or controversy arises concerning the
interpretation or enforcement of the terms of this Agreement, the Owner and the
Servicer agree that such claim or controversy may be settled by final, binding arbitration if the Owner and the Servicer, as applicable, consent to such arbitration at the time such claim or controversy arises which consent may be withheld by the Owner or the Servicer in each party's sole discretion.

         Section 12.05 Duration of Agreement.

         This Agreement shall continue in existence and effect until terminated as herein provided. This Agreement shall continue notwithstanding transfers of the Mortgage Loans by the Owner.

         Section 12.06 Notices.

         All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, addressed as follows:

         (i) if to the Servicer with respect to servicing and investor reporting issues:

              Wells Fargo Bank, N.A.
              1 Home Campus
              Des Moines, IA  50328-0001
              Attention:  John B. Brown, MAC X2401-042
              Fax: 515/213-7121

         with a copy to:

                  Wells Fargo Bank, N.A.
                  1 Home Campus
                  Des Moines, Iowa  50328-0001
                  Attention:  General Counsel MAC X2401-06T

                  or such other address as may hereafter be furnished to the
                  Owner in writing by the Servicer;

         (ii) if to Owner:

                  Bank of America, National Association

                                       54

                  Hearst Tower
                  NC1-027-21-04
                  214 North Tryon Street, 21st Floor
                  Charlotte, North Carolina  28255
                  Attention:  Managing Director
                  Telephone:  (704) 388-8708
                  Fax:  (704) 386-3215

         or such other address as may hereafter be furnished to the Servicer in writing by the Owner.

         Section 12.07 Severability of Provisions.

         If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this
Agreement.

         Section 12.08 Relationship of Parties.

         Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto and the services of the
Servicer shall be rendered as an independent contractor and not as agent for the
Owner.

         Section 12.09 Execution; Successors and Assigns.

         This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement. Subject to Section 8.04, this Agreement shall inure to the benefit of and be binding upon, and shall be enforceable by, the Servicer and the Owner and their respective successors and assigns, including without limitation, any trustee or master servicer appointed by the
Owner with respect any Whole Transfer or Securitization Transaction.

         Section 12.10 Recordation of Assignments of Mortgage.

         To the extent permitted by applicable law, as to each Mortgage Loan which is not a MERS Mortgage Loan, each of the Assignments of Mortgage is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected at the
Servicer's expense in the event recordation is either necessary under applicable law or requested by the Owner at its sole option.

                                       55

         Section 12.11 Assignment by Owner.

         The Owner shall have the right, without the consent of the Servicer to assign, in whole or in part, its interest under this Agreement with respect to some or all of the Mortgage Loans, and designate any person to exercise any rights of the Owner hereunder, by executing an Assignment and Assumption
Agreement substantially in the form attached as Exhibit B hereto, and the assignee or designee shall accede to the rights and obligations hereunder of the
Owner with respect to such Mortgage Loans. All references to the Owner in this
Agreement shall be deemed to include its assignee or designee. In the event the
Owner assigns this Agreement, and the assignee assumes any and all of the
Owner's obligations hereunder, the Servicer acknowledges and agrees to look solely to such assignee, and not the Owner, for performance of the obligations so assumed and the Owner shall be relieved from any liability to the Servicer with respect thereto.

         Section 12.12 Solicitation of Mortgagor.

         Neither party shall, after the Sale Date, take any action to solicit the refinancing of any Mortgage Loan. It is understood and agreed that neither
(i) promotions undertaken by either party or any affiliate of either party which are directed to the general public at large, including, without limitation, mass mailings based upon commercially acquired mailing lists, newspaper, radio, television advertisements nor (ii) serving the refinancing needs of a Mortgagor who, without solicitation, contacts either Party in connection with the refinance of such Mortgage or Mortgage Loan, shall constitute solicitation under this Section.

         Section 12.13 Further Agreements.

         The Owner and the Servicer each agree to execute and deliver to the other such additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

         Section 12.14 Conflicts.

         If any conflicting terms shall exist between this Agreement, the
Purchase Agreement, and any Commitment Letter, the terms and conditions of the
Commitment Letter shall govern over all other documents; the Purchase Agreement shall govern over this Agreement.

         Section 12.15 Counterparts.

         This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

         Section 12.16 Exhibits.

         The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

                                       56

         Section 12.17 Third Party Beneficiaries.

         For purposes of Sections 4.24, 6.04, 6.06 and 9.01 and any related provisions thereto, each Master Servicer shall be considered a third-party beneficiary of this Agreement, entitled to all the rights and benefits hereof as if it were a direct party to this Agreement.

                [Intentionally Blank - Next Page Signature Page]

                                       57

         IN WITNESS WHEREOF, the Servicer and the Owner have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

BANK OF AMERICA,
NATIONAL ASSOCIATION,                                WELLS FARGO BANK, N.A.,
OWNER                                                SERVICER

By:      /s/ Bruce W. Good                           By:      /s/ Laurie McGoogan
    ----------------------------------------             -------------------------------------------------

Name:      Bruce W. Good                             Name:             Laurie McGoogan
      --------------------------------------               --------------------------------------

Title:    Vice President                             Title:            Vice President
       -------------------------------------                ----------------------------------------------

                      [Reconstitution Servicing Agreement]

                                       58

                                    EXHIBIT A
                                    ---------

                                   [RESERVED]

                                      A-1

                                    EXHIBIT B
                                    ---------

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

                                                         ____________, 20__

         ASSIGNMENT AND ASSUMPTION, dated ___________________, 20__ among BANK
OF AMERICA, NATIONAL ASSOCIATION, a national banking association having an office at Charlotte, North Carolina ("Assignor") and _________________, having an office at _________________ ("Assignee") and WELLS FARGO BANK, N.A. (the
"Servicer"), having an office at 1 Home Campus, Des Moines, IA 50328-0001:

         For and in consideration of the sum of one dollar ($1.00) and other valuable consideration the receipt and sufficiency of which are hereby acknowledge, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

         1. The Assignor hereby grants, transfers and assigns to Assignee all of the right, title and interest of Assignor, as Owner, in, to and under that certain Servicing Agreement, (the "Agreement"), dated as of _________________, by and between _________________ (the "Owner"), and _________________ (the
"Servicer"), [and that certain Custodial Agreement, (the "Custodial Agreement"), dated as of _________________, by and among the Servicer, the Owner and
_________________ (the "Custodian")].

         2. The Assignor warrants and represents to, and covenants with, the
Assignee that:

                  a.       The Assignor is the lawful owner of the Mortgage
Loans with the full right to transfer the Mortgage Loans free from any and all claims and encumbrances whatsoever;

                  b.       The Assignor has not received notice of, and has no
knowledge of, any offsets, counterclaims or other defenses available to the
Servicer with respect to the Servicing Agreement or the Mortgage Loans;

                  c.       The Assignor has not waived or agreed to any waiver
under, or agreed to any amendment or other modification of, the Servicing
Agreement, the Custodial Agreement or the Mortgage Loans, including without limitation the transfer of the servicing obligations under the Servicing
Agreement. The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under, the Servicing Agreement or the Mortgage Loans; and

                  d.       Neither the Assignor nor anyone acting on its behalf
has offered, transferred, pledged, sold or otherwise disposed of the Mortgage
Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the
Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933 (the "33 Act") or which would render the disposition of the Mortgage
Loans a violation of Section 5 of the 33 Act or require registration pursuant thereto.

                                      B-1

         3. That Assignee warrants and represent to, and covenants with, the
Assignor and the Servicer pursuant to Section 12.10 of the Servicing Agreement that:

                  a.       The Assignee agrees to be bound, as Owner, by all of
the terms, covenants and conditions of the Servicing Agreement, the Mortgage
Loans and the Custodial Agreement, and from and after the date hereof, the
Assignee assumes for the benefit of each of the Servicer and the Assignor all of the Assignor's obligations as purchaser thereunder;

                  b.       The Assignee understands that the Mortgage Loans have
not been registered under the 33 Act or the securities laws of any state;

                  c.       The purchase price being paid by the Assignee for the
Mortgage Loans are in excess of $250,000.00 and will be paid by cash remittance of the full purchase price within 60 days of the sale;

                  d.       The Assignee is acquiring the Mortgage Loans for
investment for its own account only and not for any other person. In this connection, neither the Assignee nor any person authorized to act therefor has offered to sell the Mortgage Loans by means of any general advertising or general solicitation within the meaning of Rule 502(c) of US Securities and
Exchange Commission Regulation D, promulgated under the 1933 Act;

                  e.       The Assignee considers itself a substantial
sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Mortgage Loans;

                  f.       The Assignee has been furnished with all information
regarding the Mortgage Loans that it has requested from the Assignor or the
Servicer;

                  g.       Neither the Assignee nor anyone acting on its behalf
has offered, transferred, pledged, sold or otherwise disposed of the Mortgage
Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accepted a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the
Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner which would constitute a distribution of the
Mortgage Loans under the 33 Act or which would render the disposition of the
Mortgage Loans a violation of Section 5 of the 33 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Mortgage Loans; and

                  h.       Either (1) the Assignee is not an employee benefit
plan ("Plan") within the meaning of section 3(3) of the Employee Retirement
Income Security Act of 1974, as amended ("ERISA") or a plan (also "Plan") within the meaning of section 4975(e)(1) of the Internal Revenue Code of 1986 ("Code"),
and the Assignee is not directly or indirectly purchasing the Mortgage Loans on behalf of, investment manager of, as named fiduciary of, as Trustee of, or with assets of, a Plan; or (2) the Assignee's purchase of the Mortgage Loans will not result in a prohibited transaction under section 406 of ERISA or section 4975 of the Code.

                  i.       The Assignee's address for purposes of all notices
and correspondence related to the Mortgage Loans and the Servicing Agreements is:

                                      B-2

                           Attention: _________________

         The Assignee's wire transfer instructions for purposes of all remittances and payments related to the Mortgage Loans and the Servicing
Agreement is:

                           Attention: _________________

         4. From and after the date hereof, the Servicer shall note the transfer of the Mortgage Loans to the Assignee in its books and records, the Servicer shall recognize the Assignee as the owner of the Mortgage Loans and the Servicer shall service the Mortgage Loans for the benefit of the Assignee pursuant to the
Servicing Agreement, the terms of which are incorporated herein by reference. It is the intention of the Assignor, the Servicer and the Assignee that the
Servicing Agreement shall be binding upon and inure to the benefit of the
Servicer and the Assignee and their respective successors and assigns.

                               [Signatures Follow]

                                      B-3

         IN WITNESS WHEREOF, the parties have caused this Assignment, Assumption and Recognition Agreement to be executed by their duly authorized officers as of the date first above written.

-------------------------------------------          ----------------------------------
Assignor                                             Assignee

By:                                                  By:
    ---------------------------------------              ----------------------------------------

Name:                                                Name:
      -------------------------------------                --------------------------------------

Its:                                                 Its:
     --------------------------------------               ---------------------------------------

Tax Payer Identification No.:                        Tax Payer Identification No.:

-------------------------------------------          --------------------------------------------

WELLS FARGO BANK, N.A.
Servicer

By:
    ----------------------------------------

Name:
      --------------------------------------

Its:
     ---------------------------------------

                                      B-4

                                    EXHIBIT C
                                    ---------

                                    RESERVED

                                      C-1

                                    EXHIBIT D
                                    ----------

                  SERVICING SYSTEM GUIDELINES AND REQUIREMENTS

Loading/Updating Investor Headers

       1.  Bank of America will provide investor header matrix for input on MSP by Servicer. Updates/additions will occur monthly, including new investor header detail for each new deal that is settled.
       2.  The Servicer will load investor headers upon receipt or before month end. The following fields will need to be updated on IN03: MS OPT, MS
           INV CNTRL NO, MS MO DELQ, and MS JUST FL.
       3.  The Servicer will update the investor headers on the first business day of the next/following month to ensure that the correct loan accounts will appear on the corresponding 413 file that will represent the new month's activity.

Loading Account Numbers

       1.  Upon receipt of a funding schedule, Bank of America will deliver a cross reference of Servicer-to-Bank of America account numbers to the servicer. The account numbers will be delivered in the tran 55 layout for loading in the next Servicer MSP cycle.
       2.  The Servicer will load account numbers on the first business day of the month to ensure that the correct Bank of America account numbers will appear on the corresponding 413 file that will represent the new month's activity.

Automated Monetary Transaction File - 413

       1.  Call Fidelity PowerCell and request installation of IP 770
       2.  On the first business day of the month, the financial transactions for the LSBO portfolio will transmit from the Servicer MSP system to the Bank of America MSP system.

Monthly Servicer File - Automated

       1.  Call Fidelity PowerCell and initiate an SSR for the installation of
           IP 1804 and the interchange set-up required to host and transmit this file. This enhancement will provide an automated month-end feed from the Servicer to Bank of America for the LSBO portfolio identified by the corresponding investor headers. The feed will include all new loans purchased by Bank of America in the previous month, as well as a maintenance file for all existing loans in the LSBO portfolio
       2.  Once installed, populate XX flag on the IN03 screen. This flag will assist with synchronizing the feeds received in the Monthly Servicer
           File and the corresponding 413 file.
       3.  Bank of America will receive and process the electronic file on the first business day of the month for the previous month-end file.
           Note: This file comes from the servicer automatically with the installation of the IP.

                                  Exhibit D-1

Monthly Servicer File - Manual

For testing purposes, and in the event that the IP is not installed prior to initial conversion, a manual process is in place to provide the Monthly Servicer
File data feed for REMOTE MSP clients.

       1.  The Servicer will load/update investor header information received from Bank of America.
       2.  The Servicer will send an email granting permission to Fidelity to provide the manual feed of accounts in the assigned investor headers identified. The email will contain the MSP client and corresponding investor/categories to be included in the feed.
       3.  Bank of America will receive and process the file on the first business day of the month for the previous month-end file.
       Note: For LICENSED MSP clients, the servicer will install and use the existing work-around EZTrieve process. (This will require the installation, testing, and implementation of the EZTrieve until the IP is ready.) The servicer will be required to develop a test file and production files until the IP is available.

Reporting Requirements

Required reports for the LSBO project are as follows:

     o   S214 - Report summarizes paid in full loans made during the reporting period
     o   P139 - Monthly statement of mortgage accounts or a trial balance as of the cutoff date
     o   SCHEDULED REMITTANCE REPORTS - Servicers send on a  monthly basis. We would like this report by the 5th business day.
     o   DELINQUENCY REPORT - Report from the servicer to be sent by the 5th business day. If the servicer is a Fidelity client, we would like a
         P4DL report. Otherwise, a similar report will suffice. LSBO would like this report sent via e-mail or fax.

NOTE: These S215, S214, and P139 reports will be provided in an electronic format. These reports are automatically generated when the 951/139 cutoff is calendared. The reports are required for the LSBO project; reports in addition to these may be reasonably required in a format mutually agreed by the Owner and the Servicer.

                                  Exhibit D-2

                                    EXHIBIT E
                                    ---------

                    FORMS OF CUSTODIAL ACCOUNT CERTIFICATION

                         CUSTODIAL ACCOUNT CERTIFICATION

                                                        , 20
                              --------------------------

         Wells Fargo Bank, N.A. hereby certifies that it has established the account described below as a Custodial Account pursuant to Section 4.04 of the
Servicing Agreement, dated as of __________________, 20____m,

Title of Account:          Wells Fargo Bank, N.A. in trust for the Owner and/or
                           subsequent purchasers of Mortgage Loans - P & I

Address of office or branch of the Servicer at which Account is maintained:

                                                     WELLS FARGO BANK, N.A.
                                                     Servicer

                                                     By:
                                                     Name:
                                                     Title:

                                   Exhibit E-1

                                    EXHIBIT F
                                    ---------

                      FORMS OF ESCROW ACCOUNT CERTIFICATION

                          ESCROW ACCOUNT CERTIFICATION

                                                             , 20
                                  --------------------------

         Wells Fargo Bank, N.A. hereby certifies that it has established the account described below as an Escrow Account pursuant to Section 4.06 of the
Servicing Agreement, dated as of __________________, 20___,.

Title of Account:          Wells Fargo Bank, N.A. in trust for the Owner and/or
                           subsequent purchasers of Mortgage Loans, and various
                           Mortgagors - T & I

Address of office or branch of the Servicer at which Account is maintained:

                                                     WELLS FARGO BANK, N.A.
                                                     Servicer

                                                     By:
                                                     Name:
                                                     Title:

                                   Exhibit F-1

                                    EXHIBIT G
                                    ---------

                            FORM OF POWER OF ATTORNEY

When Recorded Mail To:

_____________________________________________________ Space above this line for
Recorders Use

                            LIMITED POWER OF ATTORNEY

Name of Servicer (hereinafter called "Owner") hereby appoints Wells Fargo Bank,
N.A. (hereinafter called "Servicer"), as its true and lawful attorney-in-fact to act in the name, place and stead of Owner for the purposes set forth below. This limited power of attorney is given pursuant to a certain Servicing Agreement and solely with respect to the assets serviced pursuant to such agreement by and between Owner and Servicer dated July 1, 2006 to which reference is made for the definition of all capitalized terms herein.

The said attorneys-in-fact, and said person designated by the Servicer, as the attorney-in-fact, is hereby authorized, and empowered, as follows:

1.   To execute, acknowledge, seal and deliver deed of trust/mortgage note endorsements, lost note affidavits, assignments of deed of trust/mortgage and other recorded documents, satisfactions/releases/reconveyances of deed of trust/mortgage, subordinations and modifications, tax authority notifications and declarations, deeds, bills of sale, and other instruments of sale, conveyance and transfer, appropriately completed, with all ordinary or necessary endorsements, acknowledgements, affidavits, and supporting documents as may be necessary or appropriate to effect its execution, delivery, conveyance, recordation or filing.
2.   To execute and deliver insurance filings and claims, affidavits of debt, substitutions of trustee, substitutions of counsel, non-military affidavits, notices of rescission, foreclosure deeds, transfer tax affidavits, affidavits of merit, verifications of complaints, notices to quit, bankruptcy declarations for the purpose of filing motions to lift stays, and other documents or notice filings on behalf of Seller in connection with insurance, foreclosure, bankruptcy and eviction actions.
3.   To endorse any checks or other instruments received by Servicer with respect to assets serviced pursuant to the Servicing Agreement and made payable to Owner.

                                    Exh. G-1

Dated:                                                        Name of Servicer

         ---------------------------------------

Witness:                                    Name:

-----------------------------------------  -------------------------------------
          Title: _____________________________

Name & Title: ___________________________

Witness:

-----------------------------

Name & Title: ___________________________

State of
County of

Before me, ______________________, a Notary Public in and for the jurisdiction aforesaid, on this _____ day of ____________________, _______, personally appeared ___________________________, who is personally known to me (or sufficiently proven) to be a __________________________________ of
_______________________________ and the person who executed the foregoing instrument by virtue of the authority vested in him/her and he/she did acknowledge the signing of the foregoing instrument to be his/her free and voluntary act and deed as a _________________________________ for the uses, purposes and consideration therein set forth.

Witness my hand and official seal this _____ day of _____________________,
_______.

--------------------------------------------
My Commission Expires: ________________________

                                    Exh. G-2

                                    EXHIBIT H
                                    ---------

                           IN ASSESSMENT OF COMPLIANCE

              The assessment of compliance to be delivered by [the
           Company][Name of Subservicer] shall address, as a minimum, the criteria identified below as "Applicable Servicing
                                    Criteria"

-------------------- --------------------------------------------------------------------- ------------------ --------------
 REG AB REFERENCE                             SERVICING CRITERIA                              APPLICABLE      INAPPLICABLE
                                                                                               SERVICING        SERVICING
                                                                                               CRITERIA         CRITERIA
-------------------- --------------------------------------------------------------------- ------------------ --------------

                                        GENERAL SERVICING CONSIDERATIONS
-------------------- --------------------------------------------------------------------- ------------------ --------------
                            Policies and procedures are instituted to monitor any
                          performance X or other triggers and events of default in
1122(d)(1)(i)                   accordance with the transaction agreements.
-------------------- --------------------------------------------------------------------- ------------------ --------------
                     If any material servicing activities are outsourced to third                  X
                     parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing
1122(d)(1)(ii)       activities.
-------------------- --------------------------------------------------------------------- ------------------ --------------
                     Any requirements in the transaction agreements to maintain a                                   X
1122(d)(1)(iii)      back-up servicer for the mortgage loans are maintained.
-------------------- --------------------------------------------------------------------- ------------------ --------------
                     A fidelity bond and errors and omissions policy is in effect on the           X
                     party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction
1122(d)(1)(iv)       agreements.
-------------------- --------------------------------------------------------------------- ------------------ --------------
                       CASH COLLECTION AND ADMINISTRATION
-------------------- --------------------------------------------------------------------- ------------------ --------------
                     Payments on mortgage loans are deposited into the appropriate                 X
                     custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of
1122(d)(2)(i)        days specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ------------------ --------------
                     Disbursements made via wire transfer on behalf of an obligor or to            X
1122(d)(2)(ii)       an investor are made only by authorized personnel.
-------------------- --------------------------------------------------------------------- ------------------ --------------
                     Advances of funds or guarantees regarding collections, cash flows X or distributions, and any interest or other fees
                     charged for such advances, are made, reviewed and approved as specified in the
1122(d)(2)(iii)      transaction agreements.
-------------------- --------------------------------------------------------------------- ------------------ --------------
                     The related accounts for the transaction, such as cash
                     reserve X accounts or accounts established as a form of
                     overcollateralization, are separately maintained (e.g.,
                     with respect to commingling of cash) as set forth in the
1122(d)(2)(iv)       transaction agreements.
-------------------- --------------------------------------------------------------------- ------------------ --------------
                     Each custodial account is maintained at a federally insured
                     X depository institution as set forth in the transaction
                     agreements. For purposes of this criterion, "federally
                     insured depository institution" with respect to a foreign
                     financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the
1122(d)(2)(v)        Securities Exchange Act.
-------------------- --------------------------------------------------------------------- ------------------ --------------
                     Unissued checks are safeguarded so as to prevent unauthorized                 X
1122(d)(2)(vi)       access.
-------------------- --------------------------------------------------------------------- ------------------ --------------
                     Reconciliations are prepared on a monthly basis for all                       X
                     asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items.
                     These reconciling items are resolved within 90 calendar days of
1122(d)(2)(vii)      their
-------------------- --------------------------------------------------------------------- ------------------ --------------

                                          Exh. H-1

-------------------- --------------------------------------------------------------------- ------------------ --------------
                     original identification, or such other number of days
                     specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ------------------ --------------
                                    INVESTOR REMITTANCES AND REPORTING
-------------------- --------------------------------------------------------------------- ------------------ --------------
                     Reports to investors, including those to be filed with the                    X
                     Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with
                     investors' or the trustee's records as to the total unpaid principal balance and number of mortgage loans serviced by the
1122(d)(3)(i)        Servicer.
-------------------- --------------------------------------------------------------------- ------------------ --------------
                     Amounts due to investors are allocated and remitted in accordance             X
                     with timeframes, distribution priority and other terms set forth in
1122(d)(3)(ii)       the transaction agreements.
-------------------- --------------------------------------------------------------------- ------------------ --------------
                     Disbursements made to an investor are posted within two business              X
                     days to the Servicer's investor records, or such other number of
1122(d)(3)(iii)      days specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ------------------ --------------
                     Amounts remitted to investors per the investor reports
                     agree with X cancelled checks, or other form of payment, or custodial bank
1122(d)(3)(iv)       statements.
-------------------- --------------------------------------------------------------------- ------------------ --------------
                                         Pool Asset Administration
-------------------- --------------------------------------------------------------------- ------------------ --------------
                     Collateral or security on mortgage loans is maintained as required            X
1122(d)(4)(i)        by the transaction agreements or related mortgage loan documents.
-------------------- --------------------------------------------------------------------- ------------------ --------------
                     Mortgage loan and related documents are safeguarded as required by            X
1122(d)(4)(ii)       the transaction agreements
-------------------- --------------------------------------------------------------------- ------------------ --------------
                     Any additions, removals or substitutions to the asset pool are                X
                     made, reviewed and approved in accordance with any conditions or
1122(d)(4)(iii)      requirements in the transaction agreements.
-------------------- --------------------------------------------------------------------- ------------------ --------------
                     Payments on mortgage loans, including any payoffs, made in
                     X accordance with the related mortgage loan documents are
                     posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and
                     allocated to principal, interest or other items (e.g.,
                     escrow) in accordance with the related mortgage
1122(d)(4)(iv)       loan documents.
-------------------- --------------------------------------------------------------------- ------------------ --------------
                     The Servicer's records regarding the mortgage loans agree
                     with the X Servicer's records with respect to an obligor's unpaid principal
1122(d)(4)(v)        balance.
-------------------- --------------------------------------------------------------------- ------------------ --------------
                     Changes with respect to the terms or status of an obligor's                   X
                     mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with
1122(d)(4)(vi)       the transaction agreements and related pool asset documents.
-------------------- --------------------------------------------------------------------- ------------------ --------------
                     Loss mitigation or recovery actions (e.g., forbearance
                     plans, X modifications and deeds in lieu of foreclosure,
                     foreclosures and repossessions, as applicable) are
                     initiated, conducted and concluded in accordance with the
                     timeframes or other requirements established by the transaction
1122(d)(4)(vii)      agreements.
-------------------- --------------------------------------------------------------------- ------------------ --------------
                     Records documenting collection efforts are maintained during the              X
                     period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring
1122(d)(4)(viii)     delinquent mortgage loans including, for example, phone calls,
-------------------- --------------------------------------------------------------------- ------------------ --------------

                                    Exh. H-2

-------------------- --------------------------------------------------------------------- ------------------ --------------
                     letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
-------------------- --------------------------------------------------------------------- ------------------ --------------
                     Adjustments to interest rates or rates of return for
                     mortgage loans X with variable rates are computed based on
1122(d)(4)(ix)       the related mortgage loan documents.
-------------------- --------------------------------------------------------------------- ------------------ --------------
                     Regarding any funds held in trust for an obligor (such as escrow              X
                     accounts): (A) such funds are analyzed, in accordance with the obligor's mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B)
                     interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws;
                     and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other
1122(d)(4)(x)        number of days specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ------------------ --------------
                     Payments made on behalf of an obligor (such as tax or
                     insurance X payments) are made on or before the related
                     penalty or expiration dates, as indicated on the
                     appropriate bills or notices for such payments, provided
                     that such support has been received by the servicer at
                     least 30 calendar days prior to these dates, or such
1122(d)(4)(xi)       other number of days specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ------------------ --------------
                     Any late payment penalties in connection with any payment
                     to be X made on behalf of an obligor are paid from the
                     Servicer's funds and not charged to the obligor, unless the
1122(d)(4)(xii)      late payment was due to the obligor's error or omission.
-------------------- --------------------------------------------------------------------- ------------------ --------------
                     Disbursements made on behalf of an obligor are posted
                     within two X business days to the obligor's records
                     maintained by the servicer, or such other number of days
1122(d)(4)(xiii)     specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ------------------ --------------
                     Delinquencies, charge-offs and uncollectible accounts are                     X
                     recognized and recorded in accordance with the transaction
1122(d)(4)(xiv)      agreements.
-------------------- --------------------------------------------------------------------- ------------------ --------------
                     Any external enhancement or other support, identified in
                     Item X 1114(a)(1) through (3) or Item 1115 of Regulation
1122(d)(4)(xv)       AB, is maintained as set forth in the transaction agreements.
-------------------- --------------------------------------------------------------------- ------------------ --------------

                                    Exh. H-3

                                    EXHIBIT I
                                    ---------

                             SARBANES CERTIFICATION

         Re:      The [ ] agreement dated as of [ ], 200[ ] (the "Agreement"), among [IDENTIFY PARTIES]

I, ________________________________, the _______________________ of [Name of
Servicer] (the "Servicer"), certify to [the Owner], [the Depositor], and the
[Master Servicer] [Securities Administrator] [Trustee], and their officers, with the knowledge and intent that they will rely upon this certification, that:

         (1) I have reviewed the servicer compliance statement of the Servicer provided in accordance with Item 1123 of Regulation AB (the "Compliance
         Statement"), the report on assessment of the Servicer's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the
         "Servicing Criteria"), provided in accordance with Rules 13a-18 and
         15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange
         Act") and Item 1122 of Regulation AB (the "Servicing Assessment"), the
         registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and
         Section 1122(b) of Regulation AB (the "Attestation Report"), and all
         servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans by the Servicer during
         200[ ] that were delivered by the Servicer to the [Depositor] [Master
         Servicer] [Securities Administrator] [Trustee] pursuant to the
         Agreement (collectively, the "Servicer Servicing Information");

         (2) Based on my knowledge, the Servicer Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the
         Servicer Servicing Information;

         (3) Based on my knowledge, all of the Servicer Servicing Information required to be provided by the Servicer under the Agreement has been provided to the [Depositor] [Master Servicer] [Securities
         Administrator] [Trustee];

         (4) I am responsible for reviewing the activities performed by the
         Servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing
         Assessment or the Attestation Report, the Servicer has fulfilled its obligations under the Agreement; and

(5)      The Compliance Statement required to be delivered by the Servicer pursuant to the Agreement, and the Servicing Assessment and Attestation
         Report required to be provided by the Servicer and by each Subservicer ad Subcontractor pursuant to the Agreement have been provided to the
         [Depositor] [Master

                                    Exh. I-1

         Servicer]. Any material instances of noncompliance described in such reports have been disclosed to the [Depositor] [Master Servicer]. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

                                 Date:

                                 By:
                                 Name:
                                 Title: